                                                                   EXHIBIT 10.15
                                                                  EXECUTION COPY


================================================================================


                       ENVIRONMENTAL OPERATING AGREEMENT


                                    between


                               OCC TACOMA, INC.,
                             a Delaware corporation


                                      and


                      PIONEER CHLOR ALKALI COMPANY, INC.,
                             a Delaware corporation



                                  dated as of

                                 June 17, 1997



================================================================================


*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

                                    ARTICLE I

               DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .  2
Section 1.1    Certain Defined Terms  . . . . . . . . . . . . . . . . .  2
Section 1.2    References, Etc. . . . . . . . . . . . . . . . . . . . .  3

                                   ARTICLE II

               ENVIRONMENTAL RESPONSIBILITIES AND OBLIGATIONS . . . . .  3
Section 2.1    Environmental Representation by OCC Tacoma . . . . . . .  3
Section 2.2    Responsibility for Excluded Environmental Conditions . .  4
Section 2.3    Responsibility for Specified Environmental Conditions  .  5
Section 2.4    Responsibility for Identified Environmental Conditions
               and Identified Environmental Violations  . . . . . . . .  7
Section 2.5    Performance of the Remediation of Excluded, Specified
               or Identified Environmental Conditions or the
               Correction of Identified Environmental Violations  . . . 11
Section 2.6    Expansion of the Site by Pioneer . . . . . . . . . . . . 12
Section 2.7    Repair and Maintenance Activities by Pioneer . . . . . . 14
Section 2.8    Responsibility for Shared Obligations  . . . . . . . . . 15
Section 2.9      *  . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Section 2.10   Termination of Pioneer's Responsibilities and
               Obligations Under Article II . . . . . . . . . . . . . . 17
Section 2.11   Limitation on Pioneer's Responsibility Under Article II. 17
Section 2.12   Responsibility for Excluded Activities . . . . . . . . . 18

                                   ARTICLE III

               ENVIRONMENTAL INDEMNITIES. . . . . . . . . . . . . . . . 18
Section 3.1    Indemnification by OCC Tacoma for Specified
               Environmental Conditions, Identified Environmental
               Conditions, Identified Environmental Violations,
               Common Law Claims and Environmental Claims . . . . . .   18
Section 3.2    Indemnification by OCC Tacoma for Remediation Damages    21
Section 3.3    Indemnification by Pioneer for Specified Environmental
               Conditions, Identified Environmental Conditions,
               Identified Environmental Violations, Environmental
               Claims or Other Environmental Matters  . . . . . . . .   21
Section 3.4    Other Indemnification  . . . . . . . . . . . . . . . .   23
Section 3.5    Termination of Pioneer's Responsibilities and
               Obligations Under Article III  . . . . . . . . . . . .   23

                                   ARTICLE IV

               CLAIM AND INDEMNITY PROCEDURES . . . . . . . . . . . .   24
Section 4.1    Notice of Environmental and Common Law Claims and
                 Orders . . . . . . . . . . . . . . . . . . . . . . .   24






*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 4.2    Indemnification Procedures . . . . . . . . . . . . . .   25
Section 4.3    Payment  . . . . . . . . . . . . . . . . . . . . . . .   31
Section 4.4     *   . . . . . . . . . . . . . . . . . . . . . . . . .   32
Section 4.5    Exclusive Remedy for Claims Regarding Environmental Laws
               or Environmental Matters . . . . . . . . . . . . . . .   32
Section 4.6     *  .  . . . . . . . . . . . . . . . . . . . . . . . .   32
Section 4.7    Mitigation of Damages  . . . . . . . . . . . . . . . .   32
Section 4.8    Limitations on Indemnification . . . . . . . . . . . .   33

                                    ARTICLE V

               SITE MANAGEMENT. . . . . . . . . . . . . . . . . . . .   33
Section 5.1    Designation of Project Managers  . . . . . . . . . . .   33
Section 5.2    Consultation . . . . . . . . . . . . . . . . . . . . .   34
Section 5.3    Periodic Reporting . . . . . . . . . . . . . . . . . .   34
Section 5.4    Quarterly Statements of Certain Costs and Damages
               by OCC Tacoma  . . . . . . . . . . . . . . . . . . . .   35
Section 5.5    Statements of Certain Costs and Damages by Pioneer . .   35
Section 5.6    Right to Review  . . . . . . . . . . . . . . . . . . .   35
Section 5.7    Access to the Site . . . . . . . . . . . . . . . . . .   36
Section 5.8    Access to Necessary Services and Equipment . . . . . .   36
Section 5.9    Moving of Improvements . . . . . . . . . . . . . . . .   37
Section 5.10   Exacerbation Clause for    *  .  . . . . . . . . . . .   37
Section 5.11   Exacerbation Clause for    *  .  . . . . . . . . . . .   39

                                   ARTICLE VI

               DISPUTE RESOLUTION . . . . . . . . . . . . . . . . . .   41
Section 6.1    Dispute Resolution . . . . . . . . . . . . . . . . . .   41
Section 6.2    Informal Dispute Resolution  . . . . . . . . . . . . .   41
Section 6.3    Formal Dispute Resolution  . . . . . . . . . . . . . .   42
Section 6.4    Attorneys' Fees  . . . . . . . . . . . . . . . . . . .   43
Section 6.5    Service of Process, Consent to Jurisdiction, Etc.  . .   43

                                   ARTICLE VII

               MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . .   44
Section 7.1    Applicable Law . . . . . . . . . . . . . . . . . . . .   44
Section 7.2    Confidentiality  . . . . . . . . . . . . . . . . . . .   44
Section 7.3    Press Releases and Public Announcements  . . . . . . .   46
Section 7.4    No Third-Party Beneficiaries . . . . . . . . . . . . .   47
Section 7.5    Entire Agreement . . . . . . . . . . . . . . . . . . .   47
Section 7.6    Expenses . . . . . . . . . . . . . . . . . . . . . . .   47
Section 7.7    Notices  . . . . . . . . . . . . . . . . . . . . . . .   47





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 7.8    Amendments and Waivers . . . . . . . . . . . . . . . .   48
Section 7.9    Assignment; Successors and Assigns . . . . . . . . . .   49
Section 7.10   Proposed Transfer of Any Portion of the Site by Pioneer  50
Section 7.11   Headings . . . . . . . . . . . . . . . . . . . . . . .   51
Section 7.12   Counterparts . . . . . . . . . . . . . . . . . . . . .   51
Section 7.13   Construction . . . . . . . . . . . . . . . . . . . . .   51
Section 7.14   Incorporation of Exhibits and Schedules  . . . . . . .   51
Section 7.15   Denial of Liability  . . . . . . . . . . . . . . . . .   51
Section 7.16   Severability . . . . . . . . . . . . . . . . . . . . .   51





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       ENVIRONMENTAL OPERATING AGREEMENT

       THIS ENVIRONMENTAL OPERATING AGREEMENT, dated as of June 17, 1997, is between OCC TACOMA, INC., a Delaware corporation, and PIONEER CHLOR ALKALI COMPANY, INC., a Delaware corporation.


                             PRELIMINARY STATEMENTS

       A. WHEREAS, pursuant to the Asset Purchase Agreement (as such term and certain other terms used in this Agreement with initial capital letters are defined in Article I), the Parties have provided for the sale by OCC Tacoma, and the purchase by PCI, of the right, title and interest of OCC Tacoma in the Assets; and

       B. WHEREAS, prior to the Closing the Asset Purchase Agreement was assigned by PCI to, and assumed by, Pioneer pursuant to Section 9.06(i) of the Asset Purchase Agreement; and

       C. WHEREAS, prior to May 10, 1997, OxyChem was the permittee under the RCRA Permit, through which the EPA required OxyChem to perform Remediation of certain Hazardous Materials in groundwater beneath the area located generally in the northern portion of the Site and beneath a portion of the Port Property and Roadways; and

       D. WHEREAS, prior to the Closing, the RCRA Permit was modified on or about May 10, 1997 to transfer such permit from OxyChem to OCC Tacoma, a wholly-owned subsidiary of OxyChem, and OCC Tacoma assumed all of the liabilities and obligations associated with such RCRA Permit; and

       E. WHEREAS, the Site is located within the CB/NT Site, and the EPA has alleged, pursuant to CERCLA, that OxyChem is a PRP for Remediation of the Hylebos Waterway of the CB/NT Site; and

       F. WHEREAS, on September 30, 1989, the EPA issued a Record of Decision selecting a remedial action for the CB/NT Site which addresses certain Hazardous Materials allegedly Released at the CB/NT Site, including those allegedly Released from the Site; and

       G. WHEREAS, on November 29, 1993, OxyChem entered into the Hylebos AOC with the EPA, which requires OxyChem and other designated PRPs to perform certain Remediation in the Hylebos Waterway of the CB/NT Site; and



*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       H. WHEREAS, historic operations at the Site by OxyChem and other owners and operators of the Site have allegedly Released Hazardous Materials into the soil, surface water, groundwater and intertidal and subtidal sediments at, and in the vicinity of, the Site; and

       I. WHEREAS, as of February 1, 1997, pursuant to the provisions of the Assignment and Assumption Agreement, OCC Tacoma assumed all obligations and liabilities of OxyChem, if any, associated with the past and present ownership and operation of the Site and with the CB/NT Site, the PRI Property and the Upland Waste Disposal Facilities; and

       J. WHEREAS, this Agreement shall neither constitute, nor be interpreted, construed or used as evidence of, any admission of liability, law or fact, or a waiver of any right or defense, by OCC Tacoma or Pioneer or their respective Affiliates, and each of the Parties denies that it or any of its respective Affiliates or Representatives, or the Site, has caused or contributed to, will cause or contribute to, or has or will have any responsibility for any damage or injury to Persons, property, natural resources or the environment; and

       K. WHEREAS, the Parties desire to specify and allocate, as between themselves, each Party's obligations and liabilities after the Closing pursuant to Environmental Laws, including those for Remediation of the CB/NT Site, the PRI Property, and the Upland Waste Disposal Facilities, and those for Remediation of Environmental Conditions and Correction of Environmental Violations, if any, associated with the past and future ownership or operation of the Site, and each Party's obligations and liabilities, if any, with respect to common law tort or contribution claims relating to Environmental Matters;

              NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

       SECTION 1.1 CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings set forth in Annex A.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       SECTION 1.2 REFERENCES, ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in Annex A or in any other provision of this Agreement in the singular shall have the same meanings in the plural and vice versa. All pronouns, nouns and other terms used in this Agreement shall include the masculine, feminine and neuter forms thereof, wherever appropriate to the context. All references herein to Articles, Sections, Subsections, clauses, Annexes, Exhibits and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections, Subsections and clauses of this Agreement and the Annexes, Exhibits and Schedules attached hereto and made a part hereof. In this Agreement, unless a clear contrary intention appears, the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                   ARTICLE II

                 ENVIRONMENTAL RESPONSIBILITIES AND OBLIGATION

           SECTION 2.1   ENVIRONMENTAL REPRESENTATION BY OCC TACOMA.

              (a) Representation of OCC Tacoma. OCC Tacoma represents that, except as identified in Schedule 1 attached hereto, to the Knowledge of OCC Tacoma, the Assets are operated as of the date of this Agreement in compliance with applicable Environmental Laws, and with Permits issued thereunder, except where non-compliance would not result in a material adverse change, with respect to the business, financial condition, results of operations or prospects (in the case of prospects, not taking into account general economic conditions or general industry developments) of the Assets or the business and
operations conducted at the Facility on the date of this Agreement, of   *  .
OCC Tacoma and its Affiliates make no other representation or warranty regarding the compliance of the Assets with Environmental Laws and Permits and, except for any representations and warranties set forth in the Asset Purchase Agreement or any Related Agreement, disclaim all liability and responsibility for any representation, warranty, statement or information made or communicated (orally or in writing) to Pioneer or its Affiliates or their respective Representatives (including any opinion, information, projection, estimate, financial statement or advice that may be or may have been provided to Pioneer by OCC Tacoma or any of its Affiliates or any of their respective Representatives).





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (b) Survival of Representation. The representation in Subsection 2.1(a) above will expire on the second (2nd) Anniversary. Except with the written consent of OCC Tacoma as provided in Section 7.10 herein, the representation in Subsection 2.1(a) shall not run in favor of or inure to the benefit of any successor or assign of Pioneer Chlor Alkali Company, Inc. or its Affiliates.

              (c) Remedy for Breach of Representation. A claim for breach of this representation may be made solely and exclusively as an Indemnity Claim for an Identified Environmental Violation, and, except for the two-year survival period in Subsection (b) above, is subject to the same Early Sunset Date, Maximum Sunset Date and Aggregate OCC Tacoma Liability Limit as Identified Environmental Violations, and all other procedures and limitations applicable to Identified Environmental Violations (including the requirement of this Agreement that a Penalty Claim must be subject to an Order prior to the fifth (5th) Anniversary or a Formal Agency Action prior to the third (3rd) Anniversary to be deemed an Identified Environmental Violation). OCC Tacoma's indemnification for Identified Environmental Violations under Subsection 3.1(c) hereof shall be the sole remedy of Pioneer for breach of this representation, and Pioneer hereby waives any other statutory, equitable or common law remedy, whether alternative or cumulative, and any other remedy under this Agreement, the Asset Purchase Agreement, any Related Agreement or any other agreement, for any such breach.

       SECTION 2.2 RESPONSIBILITY FOR EXCLUDED ENVIRONMENTAL CONDITIONS. As between the Parties, and subject to the other provisions and limitations set forth in this Agreement, the Parties agree to allocate responsibility for Excluded Environmental Conditions as set forth in this Section 2.2.

              (a) Responsibility of OCC Tacoma Generally for Excluded Environmental Conditions. OCC Tacoma agrees to perform, either individually or in conjunction with any of its Affiliates or a PRP Group, Remediation of an Excluded Environmental Condition (and/or to pay Response Costs therefor) required by Administrative Orders or Court Orders in Material Compliance with such Orders, commencing at the Closing, except to the extent that Pioneer has liability or responsibility for such Excluded Environmental Condition as specified in clause (b) below. The obligations of OCC Tacoma under this
Section 2.2(a), if any, shall survive the Closing and continue in perpetuity, shall be personal to Pioneer Chlor Alkali Company, Inc. and its Affiliates, and shall not be assignable or transferable to any other Person.

              (b) Responsibility of Pioneer for Excluded Environmental Conditions. Pioneer agrees to perform, either individually or in conjunction with its Affiliates or a PRP Group, necessary Remediation of an Excluded Environmental Condition (and/or





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to pay Response Costs therefor) required by Administrative Orders or Court Orders in Material Compliance with such Orders, to the extent such obligations arise from Releases into the Non-Hylebos Area or on or at the Upland Waste Disposal Facilities that were generated by or originated from (i) activities or operations of Pioneer or its Affiliates or Representatives, (ii) activities, operations, events or occurrences (A) on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operations), or (B) on any other real or personal property owned or operated by Pioneer or its Affiliates, or (iii) Improper Treatment
System Operation.   *

       SECTION 2.3 RESPONSIBILITY FOR SPECIFIED ENVIRONMENTAL CONDITIONS. As between the Parties, and subject to the other provisions and limitations set forth in this Agreement, the Parties agree to allocate responsibility for Specified Environmental Conditions as set forth in this Section 2.3.

              (a) Responsibility of OCC Tacoma Generally for Specified Environmental Conditions. OCC Tacoma agrees to perform, either individually or in conjunction with any of its Affiliates or a PRP Group, necessary Remediation (and/or to pay Response Costs therefor) of each Specified Environmental Condition required by Administrative Orders or Court Orders in Material Compliance with such Orders, for a period commencing at the Closing and expiring on the Applicable Sunset Date for such Specified Environmental Condition. On the Applicable Sunset Date, any obligations of OCC Tacoma or any of its Affiliates with respect to such Specified Environmental Condition, including OCC Tacoma's obligations under Section 3.1 with respect thereto, shall cease automatically and shall be of no further force and effect, except for payments to Pioneer Indemnified Persons (i) then due and payable and not in dispute pursuant to any pending Indemnity Claim accepted by OCC Tacoma, if any, for Remediation of such Specified Environmental Condition (and/or payment of Response Costs therefor), or (ii) subsequently determined in dispute resolution or litigation to have been due and payable pursuant to any pending Indemnity Claim for Remediation of such Specified Environmental Condition (and/or payment of Response Costs therefor) in dispute on such Applicable Sunset Date.

              (b) Conveyance of Improvements Used in the Remediation of the Specified Environmental Conditions. On the Applicable Sunset Date for each Specified Environmental Condition, OCC Tacoma shall, or shall cause its Affiliates to, convey to Pioneer, and Pioneer shall, or shall cause its Affiliates to, acquire from OCC Tacoma and its Affiliates, AS-IS, WHERE-IS, WITH ALL FAULTS and with no representations or warranties, for the price of $10: (i) all of the Improvements then owned by OCC Tacoma or its Affiliates and located at or in the vicinity of the Site and used exclusively by OCC Tacoma or its Affiliates (or the extent of OCC Tacoma's right, title and interest in such improvements owned and used by a PRP Group) in





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Remediating such Specified Environmental Condition, and (ii) to the extent allowed by applicable Governmental Authorities after reasonably diligent efforts by the Parties, any permits held by or on behalf of OCC Tacoma or any of its Affiliates therefor; provided in each case that (1) Pioneer is not in material breach of its obligations under this Agreement, (2) OCC Tacoma has not been required by a Governmental Authority pursuant to applicable Orders or Formal Agency Actions to remove, close or abandon such Improvements or to relinquish such permits prior to the Applicable Sunset Date as a condition of receiving a Discharge of or Approval Letter for the Specified Environmental Condition, and (3) Pioneer shall indemnify, defend and hold harmless OCC Tacoma and OCC Tacoma Indemnified Persons pursuant to Section 3.3. and Article IV, but excluding Section 4.8, from and against any Damages for Remediation of the Specified Environmental Condition, whether or not Pioneer acquires such Improvements and permits from OCC Tacoma (including Damages for any failure to acquire such Improvements and permits). Pioneer shall pay all transfer taxes, fees and costs, if any, imposed by a Governmental Authority or Third Party associated with the transfer of such Improvements and permits.

              (c) Responsibility of Pioneer for Specified Environmental Conditions Prior to the Applicable Sunset Date. Prior to the Applicable Sunset Date and subject to Section 2.5(e), in the event that Pioneer, its Affiliates or Representatives, or activities, operations, events or occurrences on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), either (i) Release Hazardous Materials or other substances or materials that mix or commingle with a Specified Environmental Condition, or (ii) otherwise directly cause an increase in the cost or scope of the Remediation of a Specified Environmental Condition, Pioneer in each case agrees to pay to OCC Tacoma the portion of the Direct Cost incurred by OCC Tacoma or any of its Affiliates to address any such Release and any such increased cost or scope of Remediation and/or Response
Costs with respect to such Specified Environmental Condition.   *  .

              (d) Responsibility of Pioneer for Specified Environmental Conditions After the Applicable Sunset Date. From and after the Applicable Sunset Date for each Specified Environmental Condition, Pioneer agrees to, or to cause its Affiliates, successors or permitted assigns to, (1) perform all Remediation of such Specified Environmental Condition required by Administrative Orders or Court Orders in Material Compliance with such Orders and/or to pay Response Costs for such Specified Environmental Condition, (2) diligently take all reasonable actions necessary to substitute itself for OCC Tacoma and its Affiliates with respect to any Orders, Formal Agency Actions or Remediation Claims applicable to such Specified Environmental Condition, and
(3) indemnify, defend and hold harmless OCC Tacoma and OCC Tacoma Indemnified Persons pursuant to Section 3.3 and Article IV, but excluding Section 4.8, from and against any Damages for Remediation of (and/or Response Costs





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

for) the Specified Condition (including any Damages arising from failure to perform clauses (1) or (2) above and from failure to accomplish complete substitution of Pioneer or its Affiliates for OCC Tacoma and its Affiliates with respect to any Orders, Formal Agency Actions or Remediation Claims).

       SECTION 2.4 RESPONSIBILITY FOR IDENTIFIED ENVIRONMENTAL CONDITIONS AND IDENTIFIED ENVIRONMENTAL VIOLATIONS. As between the Parties, and subject to the other provisions and limitations set forth in this Agreement, the Parties agree to allocate responsibility for Identified Environmental Conditions or Identified Environmental Violations as set forth in this Section 2.4.

              (a) Responsibility of OCC Tacoma for Identified Environmental Conditions and Identified Environmental Violations. OCC Tacoma agrees to perform Remediation of Identified Environmental Conditions (and/or to pay Response Costs therefor), and to perform Correction of Identified Environmental Violations (and/or to pay Penalties assessed therefor), in each case required by Administrative Orders or Court Orders and in Material Compliance with such Orders, for a period commencing upon the receipt of an Order Notice from Pioneer identifying such Identified Environmental Condition or Identified Environmental Violation and expiring on the Applicable Sunset Date for such Identified Environmental Condition or Identified Environmental Violation, subject to the limitations set forth in Subsection (b) below. On the Applicable Sunset Date, any obligations of OCC Tacoma or any of its Affiliates with respect to such Identified Environmental Condition or Identified Environmental Violation, including OCC Tacoma's obligations under Section 3.1 with respect thereto, shall cease automatically and shall be of no further force and effect, except for payments to Pioneer Indemnified Persons (i) then due and payable and not in dispute pursuant to any pending Indemnity Claim accepted by OCC Tacoma, if any, for Remediation of such Identified Environmental Condition (and/or payment of Response Costs therefor) or for Correction of such Identified Environmental Violation (and/or payment of Penalties therefor), or (ii) subsequently determined in dispute resolution or litigation to have been due and payable pursuant to any pending Indemnity Claim for Remediation of such Identified Environmental Condition (and/or payment of Response Costs therefor) or for Correction of such Identified Environmental Violation (and/or payment of Penalties therefor), which Indemnity Claim is in dispute on such Applicable Sunset Date.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (b) Limitations on OCC Tacoma's Obligations Regarding Identified Environmental Conditions and Identified Environmental Violations.

                     (i) OCC Tacoma shall have no responsibility to Remediate any Identified Environmental Condition (or to pay Response Costs therefor), to Correct any Identified Environmental Violation (or to pay Penalties assessed therefor), or to indemnify, defend and hold Pioneer harmless from and against any liability incurred by Pioneer to perform such Remediation or Correction thereof (or to pay any Response Costs or Penalties therefor):

                            (A)    to the extent that an Identified
Environmental Condition or an Identified Environmental Violation is identified by, or the Order requiring Remediation or payment of Response Costs, on the one hand, or Correction or payment of Penalties, on the other hand, arises from:

                                   (1)     tests or samples of surface water,
groundwater, sediment, or soil performed voluntarily by, on behalf of, or with the permission of, Pioneer, except (i) as expressly required by applicable Orders, Environmental Laws or permits issued thereunder, or (ii) as expressly provided in Sections 2.6 or 2.7 below;

                                   (2)     reports or other communications made
voluntarily with any Governmental Authority by or on behalf of Pioneer, except
(i) as expressly required by applicable Environmental Laws, Orders or permits issued thereunder, or (ii) as expressly provided in Sections 5.10(b)(v) and 5.11(c)(ii) below; provided, however, that any such reports or communications alleging the discovery or existence of an Identified Environmental Condition or Identified Environmental Violation or requesting an investigation or inspection or Remediation of the Site by a Governmental Authority or Third Party may only be made to the extent expressly required by applicable Orders, Environmental Laws or permits issued thereunder; or

                                   (3)     any requirements under any permit
issued or interim status granted under RCRA to Pioneer, its Affiliates, successors or permitted assigns to allow reconstruction of facilities other than the groundwater treatment system or construction or operation of new facilities or units for storage, treatment or disposal of hazardous waste at the Site after the Closing, other than Excluded Activities; or

                                   (4)     Improper Treatment System Operation;
or

                                   (5)     an Expansion or Repair,   *  or





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            (B)    if the Remediation of such Identified
Environmental Condition (or the payment of Response Costs therefor) and any Damages (other than Remediation Damages) incurred by Pioneer Indemnified Persons to perform such Remediation pursuant to applicable Orders, or the Correction of such Identified Environmental Violation (or payment of Penalties assessed therefor) and any Damages (other than Remediation Damages) incurred by Pioneer Indemnified Persons for such Correction pursuant to applicable Orders,
is in an amount less than   *  .

                     (ii) In addition to clause (i) above, OCC Tacoma shall have no responsibility to Remediate an Identified Environmental Condition (or to pay Response Costs therefor), to Correct an Identified Environmental Violation (or to pay Penalties assessed therefor), or to indemnify, defend and hold Pioneer harmless from and against Damages incurred by Pioneer to perform such Remediation or Correction thereof (or to pay the Response Costs or Penalties therefor), and any such responsibility or indemnification or defense obligation of OCC Tacoma for such Identified Environmental Condition or Identified Environmental Violation shall cease automatically and be of no further force and effect, in any of the following circumstances:

                            (A)    with respect to a particular Identified
Environmental Condition or Identified Environmental Violation, on the Applicable Sunset Date for such Identified Environmental Condition or Identified Environmental Violation; or

                            (B)    in any event, notwithstanding any other
provision of this Agreement, when the Aggregate OCC Tacoma Liability reaches the Aggregate OCC Tacoma Liability Limit.

              (c) Conveyance of Improvements Used in the Remediation of Identified Environmental Conditions. On the Applicable Sunset Date for each Identified Environmental Condition, OCC Tacoma shall, or shall cause its Affiliates to, convey to Pioneer, and Pioneer shall, or shall cause its Affiliates to, acquire from OCC Tacoma, AS-IS, WHERE-IS, WITH ALL FAULTS and with no representations or warranties, for a price of $10: (i) all of the Improvements then owned by OCC Tacoma or its Affiliates and located at the Site and used exclusively by OCC Tacoma or its Affiliates (or the extent of OCC Tacoma's right, title and interest in such improvements owned and used by a PRP Group) in Remediating such Identified Environmental Condition, and (ii) to the extent allowed by applicable Governmental Authorities after reasonably diligent efforts by the Parties, any permits held by or on behalf of OCC Tacoma therefor; provided in each case that (1) Pioneer is not in material breach of its obligations under this Agreement, (2) OCC Tacoma has not been required by a Governmental Authority pursuant to applicable Orders or Formal Agency





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Actions to remove, close or abandon such Improvements or to relinquish such permits prior to the Applicable Sunset Date as a condition of receiving a Discharge of or Approval Letter for such Identified Environmental Condition, and (3) Pioneer shall indemnify, defend and hold harmless OCC Tacoma and OCC Tacoma Indemnified Persons pursuant to Section 3.3 and Article IV, but excluding Section 4.8, from and against any Damages for Remediation of Identified Conditions whether or not Pioneer acquires such Improvements and permits from OCC Tacoma (including Damages for any failure to acquire such Improvements and permits). Pioneer shall pay all sales and transfer taxes, fees and costs, if any, imposed by a Governmental Authority or Third Party associated with the transfer of such Improvements and permits.

              (d) Responsibility of Pioneer for Identified Environmental Conditions and Identified Environmental Violations Prior to the Applicable Sunset Date. Prior to the Applicable Sunset Date and subject to Sections 2.5(e) and 2.8(d), in the event that Pioneer, its Affiliates or Representatives, or activities, operations, events or occurrences on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), either (i) Release Hazardous Materials or other substances or materials that mix or commingle with an Identified Environmental Condition, or (ii) otherwise directly cause an increase in the cost or scope of the Remediation of and/or Response Costs for an Identified Environmental Condition or the Correction of and/or Penalties for an Identified Environmental Violation, Pioneer in each case agrees to pay to OCC Tacoma the portion of the Direct Cost incurred by OCC Tacoma or any of its Affiliates to address any such Release and any such increased cost or scope of Remediation and/or Response Costs with respect to such Identified Environmental Condition or any such increased cost or scope of Correction and/or Penalties
with respect to such Identified Environmental Violation.   *

              (e) Responsibility of Pioneer for Identified Environmental Conditions and Identified Environmental Violations After the Applicable Sunset Date. From and after the Applicable Sunset Date for each Identified Environmental Condition and each Identified Environmental Violation, Pioneer agrees to, or to cause its Affiliates, successors or permitted assigns to, (1) perform all Remediation of such Identified Environmental Condition required by Administrative Orders or Court Orders in Material Compliance with such Orders and/or to pay Response Costs for such Identified Environmental Condition, and to Correct such Identified Environmental Violation required by Administrative Orders or Court Orders in Material Compliance with such Orders and/or to pay Penalties for such Identified Environmental Violation, (2) diligently take all reasonable actions necessary to substitute itself for OCC Tacoma and its Affiliates with respect to any Orders, Formal Agency Actions, Remediation Claims or Penalty Claims applicable to such Identified Environmental Condition or Identified Environmental Violation, and (3) indemnify, defend and hold harmless OCC





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tacoma and OCC Tacoma Indemnified Persons pursuant to Section 3.3 and Article IV, but excluding Section 4.8, from and against any Damages for Remediation of (and/or Response Costs for) the Identified Environmental Condition or for Correction of (and/or Penalties for) the Identified Environmental Violation (including any Damages arising from failure to perform clauses (1) or (2) above and the failure to accomplish complete substitution of Pioneer or its Affiliates for OCC Tacoma and its Affiliates with respect to any Orders, Formal Agency Actions or Remediation Claims).

       SECTION 2.5 PERFORMANCE OF THE REMEDIATION OF EXCLUDED, SPECIFIED OR IDENTIFIED ENVIRONMENTAL CONDITIONS OR THE CORRECTION OF IDENTIFIED ENVIRONMENTAL VIOLATIONS. As between OCC Tacoma and Pioneer, and during the period in which OCC Tacoma or Pioneer or any of their respective successors or permitted assigns is responsible for the Remediation of any Excluded, Specified or Identified Environmental Condition or for the Correction of any Identified Environmental Violation:

              (a) If either Party or any of their Affiliates is required by applicable Orders to Remediate any Excluded, Specified or Identified Environmental Condition or to Correct any Identified Environmental Violation,
such Party (or its Affiliates) shall be required to meet   *  .

              (b) To the extent that Pioneer, its Affiliates or Representatives, or activities, operations, events or occurrences on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), Release Hazardous Materials or other substances or materials, and such Release leads a Governmental Authority to require additional Remediation, after the expiration of the Applicable Sunset Date, of a Specified Environmental Condition or Identified Environmental Condition previously Remediated by OCC Tacoma or any of its Affiliates, Pioneer agrees to Remediate such Environmental Condition (including the portion arising solely from Releases prior to the Closing). To the extent that such Release leads a Governmental Authority to require additional Remediation, prior to the expiration of the Applicable Sunset Date, of a Specified Environmental Condition or Identified Environmental Condition, in either case previously Remediated or then being Remediated by OCC Tacoma or any of its Affiliates, OCC Tacoma agrees to perform (and/or to pay Response Costs of) the portion of the additional Remediation of the Environmental Condition solely attributable to Releases prior to the Closing pursuant to applicable Orders (and until the Applicable Sunset Date), and Pioneer agrees to perform (or pay Response Costs of) the remainder of the Remediation, including any necessary repair, movement, relocation or functional replacement of Improvements required to perform any additional Remediation.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (c) After consultation pursuant to Section 5.2, Pioneer shall execute all documents requested or required of Pioneer by Governmental Authorities and all documentation reasonably requested by OCC Tacoma (or its designated Affiliates) to perform the Remediation required under this Agreement, including written acknowledgments by Pioneer (in form and substance reasonably satisfactory to OCC Tacoma) stating that: (i) consistent with the
Deed, the Site shall remain in heavy industrial use;   *   .

              (d) Pioneer will permit, and will not contest, the items specified in clauses (c)(i), (ii), (iv), (v) and (vi) above, and will not contest the item specified in clause c(iii) above, provided, in each case, that OCC Tacoma has engaged in consultation pursuant to Section 5.2.

              (e) In the context of OCC Tacoma's performing (or payment of Response Costs in lieu thereof) Remediation of a Specified Environmental Condition or an Identified Environmental Condition, OCC Tacoma agrees that, prior to the Applicable Sunset Date, Pioneer shall not be required to participate in or pay for (or to indemnify and defend OCC Tacoma against) such Remediation solely because of the presence of Hazardous Materials, or substances or materials other than Hazardous Materials, that are mixed or commingled with the Hazardous Materials being Remediated as a Specified Environmental Condition or an Identified Environmental Condition, except to the extent that (i) Pioneer, its Affiliates or Representatives, or activities, operations, events or occurrences on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), Release such Hazardous Materials, substances or materials and (ii) those Hazardous Materials, substances or materials increase the cost or scope of OCC Tacoma's Remediation of such Specified Environmental Condition or Identified Environmental Condition. Subject to the provisions of
Section 5.2 below, nothing in this Agreement shall prohibit OCC Tacoma from acting to prevent or minimize such mixing or commingling with the Hazardous Materials being Remediated as a Specified Environmental Condition or an Identified Environmental Condition, or shall require OCC Tacoma to Remediate such other Hazardous Materials, substances or materials which can be left in place during Remediation activities of OCC Tacoma, if consistent with applicable Orders.

       SECTION 2.6   EXPANSION OF THE SITE BY PIONEER.

              (a) Pioneer may Expand on the Site without notice to or consent of OCC Tacoma, provided that such Expansion (i) does not disturb or require disturbance, excavation or Remediation of the soil, sediment or groundwater at the Site or the sediment or groundwater in the Hylebos Area;
(ii) is not located in Remediation Areas of the Site, and (iii) does not materially delay or interfere with the Remediation





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of Excluded, Specified or Identified Environmental Conditions or the Correction of Identified Environmental Violations by OCC Tacoma or any of its Affiliates, or materially delay or interfere with the other actions of OCC Tacoma required pursuant to this Agreement.

              (b) Pioneer may Expand on the Site, or move or relocate any Improvements which disturb or require the disturbance, excavation or Remediation of the soil, sediment or groundwater at, or in the vicinity of, the Site, outside of Remediation Areas in a reasonable manner after consultation pursuant to Section 5.2 and provided that Pioneer uses reasonably diligent
efforts to mitigate any Damages.   *    To the extent that any such Expansion
materially delays or interferes with Remediation being performed by OCC Tacoma pursuant to this Agreement, Pioneer agrees to pay to OCC Tacoma the Direct Cost of such delay or interference.

              (c) If and to the extent that Pioneer encounters Hazardous Materials while conducting Expansion, Pioneer shall be solely responsible for the additional cost directly caused by such Hazardous Materials, except to the extent that the Hazardous Materials encountered by Pioneer (A) originated from a pre-Closing Release, (B) are discovered during the performance of Expansion; and (C) directly increase the Direct Costs of such Expansion by an identifiable incremental amount due to costs required for compliance with the least stringent standards allowable pursuant to Environmental Laws, in which case * and the provisions of Section 2.1 through 2.5, inclusive, shall not be applicable to such incremental portion of Direct Costs until the Applicable Sunset Date.

              (d) In the event any Person other than Pioneer Chlor Alkali Company, Inc. or its Affiliates conducts an Expansion, such Person shall be
obligated to pay the costs and perform the Remediation     *    it being the
express intent of the parties that    *     this Section 2.6 shall be personal
to Pioneer Chlor Alkali Company, Inc. and its Affiliates and shall not be assignable or transferrable to any other Person.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          SECTION 2.7   REPAIR AND MAINTENANCE ACTIVITIES BY PIONEER.

              (a) Pioneer may conduct Repair at the Site, without notice to or consent of OCC Tacoma, provided that such Repair (i) does not disturb or require disturbance, excavation or Remediation of the soil, sediment or groundwater at the Site or the sediment or groundwater in the Hylebos Area, and
(ii) does not materially delay or interfere with the Remediation of Excluded, Specified or Identified Environmental Conditions or the Correction of Identified Environmental Violations by OCC Tacoma or any of its Affiliates, or the other actions of OCC Tacoma required pursuant to this Agreement. Pioneer may conduct Repair which disturbs or requires the disturbance, excavation or Remediation of the soil, sediment or groundwater at, the Site or the sediment or groundwater in the Hylebos Area, outside of the Remediation Areas, if such Repair is performed in a reasonably diligent manner in the ordinary course of business, after providing such consultation pursuant to Section 5.2 below as is practicable under the circumstances. Pioneer may conduct Repair which disturbs or requires the disturbance, excavation or Remediation of the soil, sediment or groundwater at the Site, within the Remediation Areas, if such Repair is performed in a reasonable manner in the ordinary course of business, after providing notice to OCC Tacoma and consultation pursuant to Section 5.2, except in emergencies where such notice and consultation will be provided as soon as practicable.

              (b) If Pioneer encounters Hazardous Materials in the subsurface at the Site related to pre-Closing Releases while conducting Repair, the following provisions apply:

                     (i)       *

                     (ii)      *

                     (iii)     *

              (c)    To the extent that the Repair pursuant to this Section
occurs before the     *    and results in the discovery of a Pre-Closing
Release of Hazardous Materials which (i) increases the cost or scope of the Remediation of a Specified Environmental Condition or previously Identified Environmental Condition (unless the Applicable Sunset Date for such condition has previously occurred), the cost of Remediation of such Specified Environmental Condition and previously Identified Environmental Condition (or
the increased Direct Cost thereof) will be    *  ; or (ii) gives rise to an
Identified Environmental Condition, the cost of Remediation of such Identified
Environmental Condition will be     *  .





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (d) In the event any Person other than Pioneer Chlor Alkali Company, Inc. or its Affiliates conducts a Repair, such Person shall be
obligated to pay the costs and perform the Remediation    *    , it being the
express intent of the Parties that the obligations of OCC Tacoma under this
Section 2.7 shall be personal to Pioneer Chlor Alkali Company, Inc. and its Affiliates and shall not be assignable or transferrable to any other Person.

              SECTION 2.8   RESPONSIBILITY FOR SHARED OBLIGATIONS.

              (a) In the event that there is a Release of a Hazardous Material or a material or substance other than a Hazardous Material at the Site after the Closing, other than by an Excluded Activity or by Treatment System Operation (other than Improper Treatment System Operation), which directly causes mixing or commingling with Hazardous Materials present in a Specified Environmental Condition or an Identified Environmental Condition being Remediated by or on behalf of OCC Tacoma, and which, subject to Section 2.11 below, increases the cost or scope of the Remediation of such Specified Environmental Condition or increases the cost or scope of the Remediation of such Identified Environmental Condition, Pioneer or its successors or assigns or their respective Affiliates agrees to pay to OCC Tacoma the Direct Cost (including the portion of the actual increased cost of operation and maintenance directly caused by such Release and any additional capital cost) incurred by OCC Tacoma and directly caused by such Release.

              (b)    To the extent that OCC Tacoma or any of its Affiliates is
Remediating a Specified Environmental Condition or an Identified Environmental Condition, OCC Tacoma is also required until the Applicable Sunset Date to
Remediate     *    with respect to such Specified Environmental Condition or
Identified Environmental Condition, in Material Compliance with applicable Orders, except to the extent that (i) Pioneer, its Affiliates or Representatives, or activities, operations, events or occurrences on the Site after the Closing other than Excluded Activities or Treatment System Operation
(other than Improper Treatment System Operation), Release    *  , and (ii) such
Release increases OCC Tacoma's Direct Cost in an amount which reaches the
threshold in Section 2.11.   *

              (c) To the extent that a Release by either Party or its Affiliates, successors or permitted assigns, or which occurs on, at or from the Site, after the Closing leads a Governmental Authority to require additional Remediation, prior to the





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

expiration of the Applicable Sunset Date, of a Specified Environmental Condition or an Identified Environmental Condition previously Remediated by OCC Tacoma or any of its Affiliates or by Pioneer or its Affiliates, successors or assigns, OCC Tacoma agrees to perform (and/or to pay Response Costs of) the Remediation pursuant to applicable Orders of the portion of the Environmental Condition solely attributable to either pre-Closing Releases or post-Closing Releases (in either case until the Applicable Sunset Date) directly caused by Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), and Pioneer agrees to perform (and/or to pay Response Costs of) the Remediation pursuant to applicable Orders (including repair, movement, relocation or functional replacement of Improvements installed, constructed or used in the previous Remediation by OCC Tacoma) solely attributable to post-Closing Releases not directly caused by Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation).

              (d)     (i) Subject to Sections 2.3(c), 2.4(d), 2.5(b), 2.5(e),
3.3(a), 3.3(b) and 4.8(c), commencing upon Closing, Pioneer agrees to perform Remediation of Post-Closing Environmental Conditions (and/or to pay Response Costs therefor) and to Correct Post-Closing Environmental Violations (and/or to pay Penalties therefor) which in each case is directly caused by (x) activities or operations of Pioneer or its Affiliates or Representatives, or (y) activities, operations, events or occurrences (I) on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), or (II) on any other real or personal property owned or operated by Pioneer or its Affiliates, and in each case as required by Orders and in Material Compliance with such Orders.
Subject to Section 2.12, OCC Tacoma agrees to perform Remediation of Post-Closing Environmental Conditions (and/or to pay Response Costs therefor) and to Correct Post-Closing Environmental Violations (and/or to pay Penalties therefor), which in each case is directly caused by Excluded Activities and Treatment System Operation (other than Improper Treatment System Operation) and in each case as required by Orders and in Material Compliance with such Orders.

                     (ii) The obligations of Pioneer and OCC Tacoma under subsection (d)(i) shall be limited as follows: Pioneer's and OCC Tacoma's relative responsibilities for Post-Closing Environmental Conditions directly caused by Treatment System Operation shall be governed by the Operating Services Agreement, provided that Pioneer shall in no event be entitled to receive Remediation Damages which result from its improper operation of the groundwater treatment system. In addition, OCC Tacoma's responsibility for Excluded Activities and Treatment System Operation, including any Post-Closing Environmental Conditions and Post-Closing Environmental Violations directly caused thereby and any Remediation Damages therefrom, shall terminate as set forth in Section 2.12.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (e)    Subject to Sections 2.3(c), 2.4(d), 2.5(b), 2.5(e),
3.3(a), 3.3(b) and 4.8(c), commencing upon Closing, Pioneer agrees to perform Remediation of Pre-Closing Environmental Conditions (and/or to pay Response Costs therefor) directly caused by substances or materials that (i) are not Hazardous Materials on the date of this Agreement as defined in this Agreement and (ii) are subsequently defined, identified or listed as "hazardous substances" or "hazardous wastes" pursuant to Environmental Laws, in either case required by Orders and in Material Compliance with such Orders, to the extent that such substances or materials are not mixed or commingled with Hazardous Materials being Remediated by OCC Tacoma in accordance with Sections 2.5(e) and 2.8(b).

              (f) If the Parties disagree regarding the allocation of responsibility for (i) Remediation of Environmental Conditions, (ii) Releases of Hazardous Materials and/or other substances or materials, (iii) the increased cost or scope of Remediation thereof or delay of or interference with such Remediation, (iv) payment of Response Costs, (v) Correction of Environmental Violations, or (vi) payment of Penalties for Environmental Violations, such disagreement shall be submitted to dispute resolution pursuant to Article VI below.

       SECTION 2.9     *

       SECTION 2.10 TERMINATION OF PIONEER'S RESPONSIBILITIES AND OBLIGATIONS UNDER ARTICLE II. Pioneer's responsibility under this Article II shall
terminate on    *  , at which time Pioneer's obligations under Article II shall cease automatically and be of no further force and effect; except for (x) payments to OCC Tacoma Indemnified Persons then due and payable and not in dispute pursuant to any pending Indemnity Claim accepted by Pioneer, if any,
(y) payments to OCC Tacoma Indemnified Persons subsequently determined in dispute resolution or litigation to have been due and payable pursuant to any pending Indemnity Claim in dispute on such termination date, and (z) satisfaction of the obligation of Pioneer to substitute itself for OCC Tacoma and its Affiliates for the matters set forth in Subsections 2.3(c) and 2.4(c); and, provided, further, that the rights of Pioneer under this Section 2.10 shall be personal to Pioneer Chlor Alkali Company, Inc. and its Affiliates and shall not be assignable or transferable to any other Person, notwithstanding any other provision of this Agreement.

       SECTION 2.11 LIMITATION ON PIONEER'S RESPONSIBILITY UNDER ARTICLE II. Prior to the Applicable Sunset Date, Pioneer shall not be obligated to bear or pay Damages, to perform any Remediation (and/or to pay Response Costs therefor), or to perform Correction (and/or pay Penalties therefor), as the case may be, pursuant to Subsections





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.3(c), 2.4(d), 2.5(e), 2.6(b), 2.8(a) and 2.8(b) unless for any Specified
Environmental Condition, Identified Environmental Condition or Identified Violation subject thereto, the Damages incurred by OCC Tacoma Indemnified
Persons pursuant to Orders are in an amount greater than or equal to   *   .

       SECTION 2.12 RESPONSIBILITY FOR EXCLUDED ACTIVITIES. Subject to the other provisions and limitations set forth in this Agreement (except for
Section 4.8), OCC Tacoma agrees to perform, either individually or in conjunction with any of its Affiliates or a PRP Group, Remediation of Post-Closing Environmental Conditions directly caused by Excluded Activities (and/or to pay Response Costs therefor) and to Correct Post-Closing Environmental Violations directly caused by Excluded Activities (and/or to pay Penalties therefor), in each case required by Orders in Material Compliance with such Orders, which Post-Closing Environmental Conditions or Post-Closing Environmental Violations are subject to a Formal Agency Action or an Order
issued within    *   following the Excluded Activity and about which OCC Tacoma
has received an Environmental Claim or Indemnity Notice within such    *
period; provided, however, notwithstanding any other provision of this Agreement, the maximum aggregate liability of OCC Tacoma and its Affiliates for Damages (including Remediation Damages, the cost of Remediation of Post-Closing Environmental Conditions and the cost of Correction of Post-Closing Environmental Violations) caused by Excluded Activities, shall be limited to the Excluded Activity Aggregate Limit, regardless of the actual Damages of such Excluded Activities, and Pioneer shall be responsible for any Damages (including Remediation Damages, the cost of Remediation of Post-Closing Environmental Conditions and the cost of Correction of Post-Closing Environmental Violations) in excess of the Excluded Activity Aggregate Limit. Amounts paid to or incurred by OCC Tacoma and its Affiliates to a PRP Group, or
incurred by a PRP Group on behalf of OCC Tacoma or its Affiliates,   *


                                  ARTICLE III

                           ENVIRONMENTAL INDEMNITIES

       SECTION 3.1 INDEMNIFICATION BY OCC TACOMA FOR SPECIFIED ENVIRONMENTAL CONDITIONS, IDENTIFIED ENVIRONMENTAL CONDITIONS, IDENTIFIED ENVIRONMENTAL VIOLATIONS, COMMON LAW CLAIMS AND ENVIRONMENTAL CLAIMS. OCC Tacoma agrees to provide the following indemnification in relation to its obligations set forth in Article II above.

              (a) Indemnification by OCC Tacoma for Excluded Environmental Conditions. Subject to the terms of this Agreement, including Articles IV through VI hereof, OCC Tacoma shall indemnify, defend and hold the Pioneer Indemnified





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Persons harmless, commencing upon OCC Tacoma's receipt of an Indemnity Notice from Pioneer, from and against all Damages, including Remediation Damages (subject to Section 3.2 below), incurred by Pioneer Indemnified Persons to perform necessary Remediation (and/or to pay Response Costs therefor) of each Excluded Environmental Condition pursuant to applicable Orders or applicable Formal Agency Actions and in Material Compliance therewith (which Remediation OCC Tacoma or its Affiliates have failed to perform or to pay the Response Costs therefor in accordance with Section 2.2 above), except to the extent that such Pioneer Indemnified Persons have liability or responsibility for such Excluded Environmental Condition pursuant to Subsection 2.2(b) above. The obligations of OCC Tacoma under this Section 3.1(a), if any, shall survive the Closing and continue in perpetuity, shall be personal to Pioneer Chlor Alkali Company, Inc. and its Affiliates, and shall not be assignable or transferable to any other Person.

              (b) Indemnification by OCC Tacoma for Specified Environmental Conditions. Subject to the terms of this Agreement, including Section 3.3 and Articles IV through VI hereof, OCC Tacoma shall indemnify, defend and hold Pioneer Indemnified Persons harmless, for the period commencing upon OCC Tacoma's receipt of an Indemnity Notice from Pioneer and expiring on the Applicable Sunset Date, from and against all Damages, including Remediation Damages (subject to Section 3.2 below), incurred by Pioneer Indemnified Persons to perform necessary Remediation (and/or to pay Response Costs therefor) of each Specified Environmental Condition pursuant to applicable Orders or applicable Formal Agency Actions and in Material Compliance therewith (which Remediation OCC Tacoma or its Affiliates have failed to perform or to pay
Response Costs therefor in accordance with Section 2.3 above).   *

              (c) Indemnification by OCC Tacoma for Identified Environmental Conditions and Identified Environmental Violations. Subject to the terms of this Agreement, including Sections 2.4 and 3.3 and Articles IV through VI hereof, OCC Tacoma shall indemnify, defend and hold Pioneer Indemnified Persons harmless, for the period commencing upon OCC Tacoma's receipt of an Indemnity Notice from Pioneer specifying an Identified Environmental Condition or Identified Environmental Violation and expiring on the Applicable Sunset Date for such Identified Environmental Condition or Identified Environmental Violation, from and against all Damages, including Remediation Damages (subject to Section 3.2 below), incurred by Pioneer Indemnified Persons, pursuant to applicable Orders or applicable Formal Agency Actions and in Material Compliance therewith, (i) to perform necessary Remediation (and/or to pay Response Costs therefor) of any Identified Environmental Condition, and/or (ii) to pay a Penalty assessed for, and/or to Correct, any Identified Environmental Violation (in each case which OCC Tacoma or its Affiliates have failed to Remediate, to Correct, or to pay Response Costs or Penalties therefor in accordance with Section 2.4 above).





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (d) Indemnification by OCC Tacoma for Excluded Condition Common Law Claims, Specified Condition Common Law Claims, Identified Common Law Claims and Hylebos Area Common Law Claims. Subject to the other provisions of this Agreement, including Sections 2.4(b) and 3.3 and Articles IV through VI hereof, OCC Tacoma shall indemnify, defend and hold Pioneer Indemnified Persons harmless, for the period commencing upon OCC Tacoma's receipt of the Indemnity Notice from Pioneer and expiring upon the Applicable Sunset Date (except with respect to Excluded Condition Common Law Claims), from and against all Damages, including Remediation Damages (subject to Section 3.2 below), incurred by Pioneer Indemnified Persons pursuant to Excluded Condition Common Law Claims, Specified Condition Common Law Claims, Identified Common Law Claims and Hylebos Area Common Law Claims.

              (e) Indemnification by OCC Tacoma for Environmental Claims. Subject to the other provisions of this Agreement, including Section 3.3 and Articles IV through VI hereof, OCC Tacoma shall indemnify, defend and hold Pioneer Indemnified Persons harmless, for the period commencing upon OCC Tacoma's receipt of the Indemnity Notice from Pioneer specifying an Environmental Claim and expiring (except with respect to Excluded Environmental Conditions) upon the Applicable Sunset Date for such Environmental Claim, from and against all Damages, including Remediation Damages (subject to Section 3.2
below), incurred by Pioneer Indemnified Persons pursuant to     *   provided,
however, (x) OCC Tacoma shall have no obligation under this clause (e) if such Environmental Claim is based solely upon or caused solely by (I) the activities of Pioneer, its Affiliates or Representatives, or (II) activities, operations, events or occurrences on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System
Operation), in which case    *  , and (y) OCC Tacoma's obligation of
indemnification and defense shall be shared and apportioned with Pioneer pursuant to Section 4.2(h) and the Parties' respective indemnification
obligations under this Article III to the extent that    *   .

              (f) Indemnification by OCC Tacoma for Excluded Activities. Subject to the other provisions of this Agreement (other than Section 4.8(a)), OCC Tacoma shall indemnify, defend and hold Pioneer Indemnified Persons harmless, commencing upon OCC Tacoma's receipt of an Environmental Claim or an Indemnity Notice specifying an Environmental Claim for Remediation of (and/or payment of Response Costs for) a Post-Closing Environmental Condition or to perform Correction of (and/or payment of Penalties for) a Post-Closing Environmental Violation, in either case directly caused by an Excluded Activity, from and against all Damages incurred in response to such Environmental Claim or Indemnity Notice, including Remediation Damages (subject
to Section 3.2 below); provided that    *    provided, however,





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notwithstanding any other provision of this Agreement to the contrary, (i) Pioneer Indemnified Persons shall in no event be entitled to recover, in the aggregate, Damages with respect to Excluded Activities, including Remediation Damages, to the extent such Damages cause OCC Tacoma Indemnified Persons to incur aggregate liability for Excluded Activities, Post-Closing Environmental Conditions, Post-Closing Environmental Violations and Remediation Damages in excess of the Excluded Activity Aggregate Limit, and (ii) the maximum aggregate liability of OCC Tacoma Indemnified Persons for Damages, Excluded Activities, Post-Closing Environmental Conditions, Post-Closing Environmental Violations and Remediation Damages, shall be the Excluded Activity Aggregate Limit.

       SECTION 3.2 INDEMNIFICATION BY OCC TACOMA FOR REMEDIATION DAMAGES. Subject to the other provisions of this Agreement, including Articles IV through VI (other than Section 4.8(a)) hereof, OCC Tacoma shall indemnify, defend and hold Pioneer harmless from and against all Remediation Damages incurred by Pioneer for the period commencing at the Closing and expiring on the Applicable Sunset Date; provided, however, notwithstanding any other provision of this Agreement, Pioneer Indemnified Persons shall not be entitled to recover, in the aggregate, Remediation Damages in excess of the Excluded Activity Aggregate Limit, and the maximum aggregate liability of OCC Tacoma and its Affiliates with respect to Excluded Activities, including Remediation Damages, shall be the Excluded Activity Aggregate Limit. Pursuant to this
Section 3.2, OCC Tacoma shall provide In-Kind Product Replacement unless such Products are not available to OCC Tacoma or its Affiliates from their production of such Products after supplying their own internal needs for such
Products.   *   Pioneer shall execute a written acknowledgment of payment and
resolution of Remediation Damages with respect to such Remediation Event.   *
This Section 3.2 shall be the sole and exclusive remedy for Remediation Damages under this Agreement in accordance with Section 4.5 below, notwithstanding any other provision of this Agreement, and disputes regarding the amount, scope or basis of Remediation Damages shall be subject to dispute resolution pursuant to
Article VI. The rights of Pioneer Chlor Alkali Company, Inc. and its Affiliates under this Section 3.2 shall not be assignable or transferrable to any other Person, except to the extent expressly permitted under Section 7.10 herein. Absent such a permitted assignment, the obligations of OCC Tacoma under this Section 3.2, if any, shall be personal to Pioneer Chlor Alkali Company, Inc. and its Affiliates.

       SECTION 3.3 INDEMNIFICATION BY PIONEER FOR SPECIFIED ENVIRONMENTAL CONDITIONS, IDENTIFIED ENVIRONMENTAL CONDITIONS, IDENTIFIED ENVIRONMENTAL VIOLATIONS, ENVIRONMENTAL CLAIMS OR OTHER ENVIRONMENTAL MATTERS. Subject to the terms of this Agreement, including Sections 3.1 and 3.2 and Articles IV through VI, Pioneer agrees to provide the following indemnification in relation to its obligations set forth in Article II above.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (a) Indemnification by Pioneer for Specified Environmental Conditions and Specified Condition Common Law Claims Arising Therefrom.
Pioneer shall indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages arising from, or related to, each Specified Environmental Condition and each Specified Condition Common Law Claim
  *  , as follows:  (i) prior to the Applicable Sunset Date and subject to
Section 2.5(e), in the event that Pioneer Indemnified Persons, or activities, operations, events or occurrences on the Site after the Closing, other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation), either (1) Release Hazardous Materials or other substances or materials that mix or commingle with a Specified Environmental Condition, or (2) otherwise directly cause an increase in the cost or scope of the Remediation of a Specified Environmental Condition, Pioneer shall, subject to the terms of Article IV below (including Section 4.8), indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages to the extent incurred by OCC Tacoma to perform necessary Remediation pursuant to applicable Orders or applicable Formal Agency Actions and in Material Compliance therewith, to pay such increased cost or scope of Remediation, or
pursuant to any Specified Condition Common Law Claims    *  ; and (ii) from and
after the Applicable Sunset Date for each Specified Environmental Condition and each Specified Condition Common Law Claim arising therefrom, Pioneer shall, subject to the terms of Article IV below except Section 4.8, indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages arising from, or related to, such Specified Environmental Condition or any
Specified Condition Common Law Claim    *  .

              (b) Indemnification by Pioneer for Identified Environmental Conditions and Identified Environmental Violations, and Identified Common Law Claims Arising Therefrom. Pioneer shall indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages arising from, or related to, Identified Environmental Conditions or Identified Environmental
Violations, and from Identified Common Law Claims    *  , as follows:  (i)
prior to the Applicable Sunset Date, in the event that Pioneer Indemnified Persons, or activities, operations, events or occurrences on the Site after the Closing other than Excluded Activities or Treatment System Operation (other than Improper Treatment System Operation) Release Hazardous Materials that mix or commingle with, an Identified Environmental Condition, or otherwise increase the cost or scope of the Remediation of an Identified Environmental Condition, the amount of Natural Resource Damages awarded under CERCLA, or the Correction of any Identified Environmental Violation, or for any Identified Common Law
Claim    *  , Pioneer shall, subject to the terms of Article IV below
(including Section 4.8), indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages incurred by OCC Tacoma Indemnified Persons to perform necessary Remediation pursuant to applicable Orders or applicable





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formal Agency Actions in Material Compliance therewith subject to Section 2.5(e), to pay such contribution or increased cost thereof subject to Section
2.5(e), or pursuant to any Identified Common Law Claim    *  ; and (ii) from
and after the Applicable Sunset Date for the Identified Environmental Condition or the Identified Environmental Violation, Pioneer shall, subject to the terms of Article IV below except Section 4.8, indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages arising from such Identified Environmental Condition or Identified Environmental Violation or any
Identified Common Law Claim    *   .

              (c) Indemnification by Pioneer for Environmental Matters Generally. Subject to the other provisions of this Agreement, including clauses (a) and (b) of this Section 3.3, and without regard to Section 4.8 below, Pioneer shall release, indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages arising from Environmental Matters, whether known or unknown, absolute, accrued, contingent,
fixed or otherwise, except   *   .

              (d) Indemnification by Pioneer for Excluded Activities. Once the Excluded Activity Aggregate Limit has been reached, Pioneer shall indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages, including Remediation Damages, that are subject to the
Excluded Activity Aggregate Limit.   *

              (e) Indemnification by Pioneer for Post-Closing Environmental Violations and Post-Closing Environmental Conditions. Pioneer shall indemnify, defend and hold OCC Tacoma Indemnified Persons harmless from and against all Damages incurred by OCC Tacoma Indemnified Persons arising from or related to any Post-Closing Environmental Violation or Post-Closing Environmental Condition including any Environmental Claim arising from or related to a Post-
Closing Environmental Violation, except    *   .

       SECTION 3.4 OTHER INDEMNIFICATION. Subject to the terms of this Agreement, including Articles IV through VI, each Party agrees that, if and to the extent that it breaches its obligations pursuant to Sections 2.5, 2.6, 2.7,
2.8 and 2.9, that Party shall indemnify, defend and hold harmless the other Party and the other Party's Indemnified Persons against Damages for Remediation of Environmental Conditions and/or payment of Response Costs therefor and for Correction of Environmental Violations and/or payment of Penalties therefor as expressly set forth in Sections 2.5, 2.6, 2.7, 2.8 and 2.9, in accordance with the terms and limitations of those sections.

       SECTION 3.5 TERMINATION OF PIONEER'S RESPONSIBILITIES AND OBLIGATIONS UNDER ARTICLE III. Pioneer's responsibility under this Article III shall
terminate on    *  , at which time Pioneer's obligations under Article III shall cease automatically and





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be of no further force and effect; provided, however, that to the extent that Pioneer or any of its Affiliates has not (A) made all payments to OCC Tacoma Indemnified Persons then due and payable and not in dispute pursuant to any pending Indemnity Claim accepted by Pioneer, if any, (B) made all payments to OCC Tacoma Indemnified Persons subsequently determined in dispute resolution or litigation to have been due and payable pursuant to any pending Indemnity Claim in dispute on such termination date, or (C) satisfied the obligation of Pioneer to substitute itself for OCC Tacoma and its Affiliates for the matters set forth in Sections 2.3(c) and 2.4(c), the termination of Pioneer's obligations under this Article III shall not occur until all such payments have been made and such obligation has been fully satisfied; and, provided, further, that the rights of Pioneer under this Section 3.5 shall be personal to Pioneer Chlor Alkali Company, Inc. and its Affiliates and shall not be assignable or transferrable to any other Person, notwithstanding any other provision of this Agreement.


                                   ARTICLE IV

                         CLAIM AND INDEMNITY PROCEDURES

       SECTION 4.1 NOTICE OF ENVIRONMENTAL AND COMMON LAW CLAIMS AND ORDERS. Within thirty (30) days of receipt of a written Underlying Claim, the Party receiving such Underlying Claim shall provide a Claim Notice or an Order Notice to the other Party, enclosing documentation of such Underlying Claim, and stating whether such Claim Notice or Order Notice is intended by such Party to constitute (in conjunction with other information required in Section 4.2(a) below) an Indemnity Claim. Upon receipt of a Claim Notice or Order Notice which is not identified as an Indemnity Claim, the Party receiving such Notice may choose, in its reasonable discretion, to accept such notice as an Indemnity Notice and assume the defense against such Underlying Claim as set forth in
Section 4.2 below by delivering written notice to the Indemnified Person within thirty (30) days of receipt.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       SECTION 4.2   INDEMNIFICATION PROCEDURES.

              (a) Notice of Indemnity Claim. Within thirty (30) days after an Indemnified Person receives written notice of an Underlying Claim that constitutes an Indemnity Claim under this Agreement, the Indemnified Person (and/or Pioneer or OCC Tacoma, as applicable) shall, if an Indemnity Claim is to be made pursuant to this Agreement, provide an Indemnity Notice in writing to the Indemnifying Party. The Indemnified Person shall supplement such Indemnity Notice as reasonably requested in writing by the Indemnifying Party. The Indemnity Notice shall set forth the Indemnified Person or Persons, an explanation of the basis of the Indemnity Claim, the Section of this Agreement under which defense and indemnification is sought, the amount, to the extent known or estimated, of such Indemnity Claim sought by the Indemnified Person, a list identifying, to the extent known or estimated, each separate item and amount of Damages and each separate Underlying Claim, and the Claim Notice or Order Notice on which such Indemnity Claim is based. Failure of an Indemnified Person (and/or Pioneer or OCC Tacoma, as applicable) to provide a proper Indemnity Notice pursuant to this Section 4.2, and a Claim Notice or Order Notice pursuant to Section 4.1, to the Indemnifying Party within the required thirty (30)-day period shall relieve such Indemnifying Party from any liability or obligation which it may have under this Agreement either (i) to the extent, but only to the extent, of any material detriment suffered by the Indemnifying Party as a result of such failure, or (ii) if the Claim Notice or Order Notice with respect to an Underlying Claim issued between the Closing and the Early Sunset Date has not been provided to the Indemnifying Party within ninety (90) days following the occurrence of an Early Sunset Date as provided in this Agreement.

              (b) Response to Indemnity Claim. The Indemnifying Party shall respond in writing to the Indemnified Person (and to Pioneer or OCC Tacoma, as applicable) within thirty (30) days of receipt of the Indemnity Notice. The Indemnifying Party shall respond in one of the following ways: (i) accept the Indemnity Claim for defense and indemnification without reservation of rights, either immediately or upon the Indemnified Person's incurring Damages exceeding the threshold amount under Section 4.8, if applicable, (ii) accept the defense of the Underlying Claim, subject to reservation of rights upon further factual determination during the defense and resolution of such Claim as described in subsection (c) below and subject to dispute resolution, (iii) elect to perform factual investigation of the Indemnity Claim for a period of six (6) months or such other period as agreed by the Indemnifying Party and the Indemnified Person (and/or Pioneer or OCC Tacoma, as applicable) to determine whether the Indemnity Claim is valid, (iv) request clarification or further information regarding the Indemnity Claim from the Indemnified Person (and/or Pioneer or OCC Tacoma, as applicable), or (v) reject the Indemnity Claim.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (c) Defense of the Underlying Claim. If the Indemnifying Party accepts the defense of the Indemnity Claim either in the initial response to the Indemnity Claim pursuant to clauses (i) or (ii) above, or following further investigation or clarification pursuant to clauses (iii) or (iv) above, the Indemnifying Party may in its sole discretion either (1) undertake the defense against the Underlying Claim by Representatives chosen by it which are reasonably acceptable to the Indemnified Person or (2) reimburse the Indemnified Person for its defense against the Underlying Claim, using Representatives chosen by the Indemnified Person which are reasonably acceptable to the Indemnifying Party. The Person undertaking the defense (the Indemnifying Party on the one hand, or the Indemnified Person on the other hand) shall keep the other Person or Party reasonably informed of the defense against or settlement or disposition of an Underlying Claim. The Indemnifying Party and the Indemnified Person shall consult with each other, to the extent either reasonably requests, with respect to the defense against or settlement or disposition of an Underlying Claim, and shall cooperate in such defense.
The Indemnified Person shall make, at its sole cost and expense except for reasonable reproduction charges, records and Representatives reasonably available to the Indemnifying Party for use in defending against or disposing of or settling an Underlying Claim, and shall take those reasonably diligent actions within its power which are necessary to preserve legal defenses to such Underlying Claim.

              (d) Failure to Defend. If the Indemnifying Party rejects an Indemnity Claim or, within thirty (30) days after notice of an Indemnity Claim, fails to undertake, or to agree to reimburse the cost of, the defense against an Underlying Claim, the Indemnified Person shall have the right to undertake the defense against the Underlying Claim with Representatives chosen by it in its reasonable discretion; provided, however, that the Indemnifying Party shall thereafter have the right to assume the defense against the Underlying Claim if the Indemnifying Party responded to the Indemnity Notice pursuant to Section 4.2(b)(iii) or (iv). In the event that the Indemnity Claim is determined to be valid, the Damages of the Indemnified Person shall include its reasonable costs and expenses, including reasonable fees and expenses of attorneys, consultants and experts incurred in any such defense of such Claim. Notwithstanding the foregoing, the Indemnified Person shall have no right to settle or compromise any such Claim for which the Indemnified Person has sought or will seek indemnification from the Indemnifying Party without providing thirty (30) days' notice to, and without the prior written consent of, the Indemnifying Party, which consent shall not be unreasonably withheld or delayed; provided, however, that if any Governmental Authority's or Third Party's offer of settlement solely for money is proffered by the Indemnified Person to the Indemnifying Party and is not consented to by the Indemnifying Party, then the Indemnifying Party shall be deemed to have waived any rights it may otherwise have retained to contest the validity of any Damages awarded against the Indemnifying Party and/or Indemnified Person in favor





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of such Governmental Authority or Third Party to the extent that the award in such judgment exceeds the offer of settlement.

              (e) Negotiation with Governmental Authorities. (i) In the event that a Governmental Authority initiates negotiations with Pioneer or Pioneer Indemnified Persons for an Administrative Order or Court Order or Formal Agency Action addressing any Excluded Environmental Condition, Specified Environmental Condition, Identified Environmental Condition, Identified Environmental Violation or Environmental Claim, for which indemnity is being or will be sought from OCC Tacoma, and provided that OCC Tacoma has neither failed to respond to an Indemnity Notice therefor pursuant to Subsection 4.2(b) above nor rejected such Indemnity Claim, Pioneer shall not, and shall cause its Indemnified Persons not to, engage in such negotiations or enter into or accede to an Administrative Order or Court Order or Formal Agency Action without providing notice to OCC Tacoma and, at OCC Tacoma's option, Pioneer and Pioneer Indemnified Persons must take all reasonable and practicable efforts to include OCC Tacoma in such negotiations. If OCC Tacoma is defending or participating in the defense of any Pioneer Indemnified Person pursuant to this Article IV with respect to such Order or Formal Agency Action, OCC Tacoma shall have no obligation to perform or pay for the actions required by the Order or Formal Agency Action, or voluntarily pursued by Pioneer Indemnified Persons, nor to pay any Damages of any Pioneer Indemnified Person relating to the Order or Formal Agency Action or such voluntary activities, unless OCC Tacoma has been provided a meaningful opportunity to participate in the negotiations. In addition, OCC Tacoma shall thereafter have the right to assume control of negotiations with Governmental Authorities if OCC Tacoma responded to the Indemnity Notice pursuant to Section 4.2(b)(iii) or (iv) and thereafter assumes the defense pursuant to Section 4.2(d).

                     (ii) Conversely, in the event that a Governmental Authority initiates negotiations with OCC Tacoma Indemnified Persons for an Administrative Order or Court Order or Formal Agency Action addressing any Post-Closing Environmental Condition (except one directly caused by an Excluded Activity) or other Environmental Matter that does not constitute an Excluded Environmental Condition, Specified Environmental Condition, Identified Environmental Condition, Identified Environmental Violation or Environmental Claim in which a Governmental Authority or a Third Party seeks to impose or asserts a Formal Agency Action or an Order with respect to an Identified Environmental Condition or an Identified Environmental Violation, for which indemnity is or will be sought from Pioneer, and provided that Pioneer has neither failed to respond to an Indemnity Notice therefor pursuant to Subsection 4.2(b) above nor rejected such Indemnity Claim, OCC Tacoma shall not, and shall cause its Indemnified Persons not to, engage in such negotiations or enter into or accede to an Administrative Order or Court Order or a Formal Agency Action without providing notice to Pioneer and, at Pioneer's option, OCC Tacoma and OCC





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
Tacoma Indemnified Persons must take all reasonable and practicable efforts to include Pioneer in such negotiations. If Pioneer is defending or participating in the defense of any OCC Tacoma Indemnified Persons pursuant to this Article IV with respect to such Order or Formal Agency Action, Pioneer shall have no obligation to perform or pay for the actions required by the Order or Formal Agency Action, or voluntarily pursued by OCC Tacoma Indemnified Persons, nor to pay any Damages of any OCC Tacoma Indemnified Person relating to such Order or Formal Agency Action or such voluntary activities, unless Pioneer has been provided a meaningful opportunity to participate in the negotiations. In addition, Pioneer shall thereafter have the right to assume control of negotiations with Governmental Authorities if Pioneer responded to the Indemnity Notice pursuant to Section 4.2(b)(iii) or (iv) and thereafter assumes the defense pursuant to Section 4.2(d).

                      (iii) Subject to Sections 4.2(d), 4.7 and 5.2 and subject to the Indemnifying Party's right to assume control of negotiations with Governmental Authorities if the Indemnifying Party responded to the Indemnity Notice pursuant to Section 4.2(b)(iii) or (iv) and thereafter assumes the defense pursuant to Section 4.2(d), in the event that the Indemnifying Party has failed to respond to an Indemnity Notice pursuant to Section 4.2(b) or has rejected an Indemnity Claim, the Indemnified Person may engage in negotiations with Governmental Authorities, enter into or accede to an Order or Formal Agency Action, and take such other steps as are reasonable and appropriate with respect thereto, after providing an initial notice to the Indemnifying Party regarding its intention to take such action and, at the Indemnifying Party's request, taking reasonable and practicable efforts to include the Indemnifying Party in such negotiations.

              (f) Settlement or Other Disposition of Underlying Claims. After consultation pursuant to Section 5.2 below, the Indemnifying Party shall have the sole right to compromise or settle or otherwise dispose of such Underlying Claim in any manner it deems appropriate without the Indemnified Person's consent, provided that (i) such settlement or disposition does not impose a material obligation on the Indemnified Person (except by virtue of the occurrence of an Applicable Sunset Date), and (ii) the Indemnifying Party is and will be fully capable of performing its obligations pursuant to such settlement or disposition. In the event that clause (i) or (ii) in the preceding sentence is not met with respect to a particular settlement or disposition of an Underlying Claim, the Indemnifying Party shall notify the Indemnified Person of the proposed settlement or disposition and obtain the Indemnified Person's consent, which shall not be unreasonably withheld or delayed; provided, however, that if any Governmental Authority's or Third Party's offer of settlement solely for money is proffered by the Indemnifying Party to the Indemnified Person and is not consented to by the Indemnified Person, then the Indemnified Person shall be deemed to have waived any rights it may otherwise have retained to contest the





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
validity of any Damages awarded in favor of such Governmental Authority or Third Party to the extent that the award in such judgment exceeds the offer of settlement.

              (g) Responsibility for and Reclassification of an Indemnity Claim. (i) If the Indemnifying Party accepts the defense and/or indemnification of an Indemnity Claim pursuant to Section 4.2, or deems a Claim Notice or an Order Notice to be an Indemnity Claim pursuant to Section 4.1, and such Indemnity Claim is subsequently determined by the Indemnifying Party, during the defense, adjudication, settlement or other disposition of the Underlying Claim, not to be subject to indemnification pursuant to this Agreement, the Indemnifying Party shall, within thirty (30) days of such determination notify the Indemnified Person and either Pioneer or OCC Tacoma, as applicable, in writing, accompanied by an explanation of the basis for such determination and all supporting documentation reasonably available. The Indemnified Person and/or Pioneer or OCC Tacoma, as applicable, shall assume the defense and/or indemnification of such Underlying Claim, with Representatives chosen by it, unless such Party or Person disputes such responsibility in writing within thirty (30) days of receipt of such notice. Rejection of responsibility shall be subject to dispute resolution.

                     (ii) Either the Indemnified Person or Pioneer or OCC Tacoma, as applicable, may request reclassification of an Indemnity Claim between an Excluded Environmental Condition, a Specified Environmental Condition, an Identified Environmental Condition or a Post-Closing Environmental Condition (or with respect to an Excluded Condition Common Law Claim, a Specified Condition Common Law Claim or an Identified Common Law Claim) within thirty (30) days of the date such Indemnity Claim is determined by such Party to be subject to a different classification, subject to the procedures (including the right of the recipient of such notice to object, and dispute resolution) set forth above. Notwithstanding any other provision of this Article IV, no Indemnified Person (or Pioneer or OCC Tacoma, as applicable) shall be entitled to recover defense costs such Indemnified Person (or Pioneer or OCC Tacoma, as applicable) incurred prior to such a reclassification, unless such defense costs were incurred pursuant to a temporary allocation pursuant to subsection (h) below or were incurred subject to dispute resolution.

                      (iii) A determination under the first sentence of clause
(i) and (ii) above must be made by written notice    *  , unless the
classification of such Underlying Claim is disputed, in which event the dispute shall be subject to dispute resolution under Article VI below. Prior to final resolution of a disputed classification, the Underlying Claim shall be presumed to be, for purposes of any monetary limitations set forth herein, subject to the dollar limitations of the classification alleged which has the lowest dollar limit, provided that upon such resolution any amounts that





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

otherwise would have been paid to the other Party at the classification so determined shall promptly be paid.

              (h) Cross Indemnification and Allocation. In the event that both Parties are Indemnifying Parties with respect to a particular Underlying Claim, either pursuant to sharing of responsibility pursuant to Section 2.5, 2.6, 2.7 or 2.8, insufficient information concerning the factual or legal basis of the Underlying Claim, or otherwise, the Parties shall cooperate in the defense against such Underlying Claim, and shall negotiate, using dispute resolution if necessary, to determine a temporary or final allocation of the defense and indemnification of such Underlying Claim. If the Parties and their respective Indemnified Persons are unable to reach an allocation, the Parties shall each be entitled to defend themselves with Representatives of their choice, pending resolution of the dispute.

              (i) Transition. With respect to those Specified Environmental Conditions, Identified Environmental Conditions, Identified Environmental Violations, Common Law Claims, or other Environmental Matters for which Pioneer is or may be liable as the result of the occurrence of an Applicable Sunset Date, OCC Tacoma and its Affiliates shall at a reasonable and appropriate time,
* as applicable, (1) provide copies of all correspondence and other documentation related to such matter to Pioneer, and (2) provide Pioneer with notice of, and an opportunity to attend or observe and, subject to Sections 2.4(b)(i)(A)(1) and (2) or 5.10(c), to reasonably participate in, all meetings and communications with Governmental Authorities and Third Parties regarding such matter, subject to OCC Tacoma's control of such correspondence, documentation, meetings and communications. Pioneer shall be responsible for any additional Damages for Remediation of Environmental Conditions (and/or to pay Response Costs therefor), and Correction of Environmental Violations (and/or to pay Penalties therefor), subject to a Formal Agency Action or Order, and Common Law Claims or Environmental Claims, in each case which result from participation by Pioneer or its Affiliates or their Representatives in any meetings or communications with Governmental Authorities or Third Parties.

              (j) Notice Period Following Applicable Sunset Date or Other Termination. An Indemnity Notice that meets the terms of Sections 4.1 or 4.2 (including the thirty (30)-day notice provisions therein) is timely if submitted by the Indemnified Person within ninety (90) days following the occurrence of an Applicable Sunset Date or other termination of an Indemnifying Party's obligation to indemnify, defend or hold such Indemnified Person harmless, provided that the Underlying Claim was issued and the amount for which such indemnification and/or defense is sought was expended prior to the occurrence of such Applicable Sunset Date or other termination of the Indemnifying Party's obligation. The occurrence of an Applicable Sunset Date





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
or other termination of the Indemnifying Party's obligation shall not terminate any Indemnity Claim (or the Indemnifying Party's obligation with respect to the Underlying Claim on which such Indemnity Claim is based) which is subject to dispute resolution or litigation and pending on the date upon which the Applicable Sunset Date or other termination of the Indemnifying Party's obligation occurs, and any such termination shall not relieve the Indemnifying Party of any of its obligations subsequently determined in dispute resolution or litigation to have been due and payable at such time pursuant to such pending Indemnity Claim.

       SECTION 4.3   PAYMENT.

              (a) Reimbursement. Unless the Indemnifying Party provides a defense pursuant to Section 4.2 above, the Indemnifying Party shall reimburse each Indemnified Person for all reasonable costs and expenses of defense (including reasonable fees of attorneys, consultants and experts) for which the Indemnified Person is entitled to be indemnified hereunder within thirty (30) days of the date such Indemnifying Party receives written notice of an invoice from such Indemnified Person. The Indemnifying Party shall pay any claims for indemnification under this Article IV (other than costs and expenses of defense costs as set forth in the preceding sentence) within the later of (i) sixty
(60) days after its receipt of a proper notice of such Indemnity Claim under
Section 4.2 or (ii) any later date on which the Indemnified Person is obligated to pay a Governmental Authority or Third Party pursuant to the Underlying Claim; provided, however, that if, within such sixty (60)-day period, the Indemnifying Party notifies the Indemnified Person of a good faith objection to such payment, accompanied by an explanation of the basis for such objection and supporting documentation then available, then payment shall be made promptly after such time, if ever, as it is finally determined that such Indemnity Claim is entitled to indemnification hereunder, and the extent or amount subject to indemnity hereunder (together with interest, if applicable, as provided in subsection (b) below).

              (b)    Attorneys' Fees and Interest. If an Indemnifying Party is
determined by a final and non-appealable judgment of a court of competent jurisdiction to have breached its obligation to indemnify an Indemnified Person hereunder, the Indemnified Person shall, subject to Section 4.7 below, be entitled to receive from the Indemnifying Party, in addition to all other amounts due hereunder (including amounts due for costs and expenses of defense, if any, pursuant to Section 4.2(d)), (i) its court costs and reasonable fees of attorneys, consultants or experts in enforcing its Indemnity Claim against the Indemnifying Party, and (ii) interest on all amounts otherwise paid by the Indemnified Person in respect of such breach from the date of the breach at *
percent   *   per annum (but not in excess of the maximum lawful rate permitted by applicable law). If an Indemnifying Party fails to pay an amount later determined to be due to an Indemnified Person through dispute resolution pursuant to Article VI herein,





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
then such Indemnifying Party shall also pay to the Indemnified Party interest on the amount due from the date such amount would have been payable but for the
dispute at a rate of    *    percent    *   per annum (but not in excess of the
maximum lawful rate).

       SECTION 4.4  *

       SECTION 4.5 EXCLUSIVE REMEDY FOR CLAIMS REGARDING ENVIRONMENTAL LAWS OR ENVIRONMENTAL MATTERS. The right of indemnification set forth in this Agreement shall be the sole and exclusive remedy of the Parties and the Indemnified Persons with respect to each other with respect to the inaccuracy of any representation or the breach of any warranty, covenant or agreement made by OCC Tacoma or Pioneer in this Agreement or arising in connection with or related in any way to the subject matter of this Agreement, including any Environmental Laws, Environmental Matters, and the CB/NT Site. Each Party hereby waives and relinquishes any other rights, remedies, causes of action or other claims in respect of any such inaccuracy or breach including equitable and common law rights and rights created by statute, which such Party or its Indemnified Persons would otherwise have for any such inaccuracy or breach or with respect to this Agreement or any liability or Damages arising from, or related to, the subject matter of this Agreement, including any liability arising from, or related to, Environmental Laws, Environmental Matters or the CB/NT Site; provided, however, that this Section 4.5 shall not affect the rights of any Party or its Affiliates under the Asset Purchase Agreement or any Related Agreement.

       SECTION 4.6     *


       SECTION 4.7 MITIGATION OF DAMAGES. Each Party shall take all such reasonable actions as may be necessary to mitigate Damages for which such Party claims or may claim defense or indemnification, or may be responsible, under
Article II or III of this Agreement, including mitigation of Damages reasonably anticipated in connection with matters subject to the sole discretion or exclusive control of such Party hereunder.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
       SECTION 4.8   LIMITATIONS ON INDEMNIFICATION.

              (a) Except with respect to (i) the obligations set forth in Sections 2.6, 2.7, 3.2 and 3.3(c), and (ii) OCC Tacoma after the Applicable Sunset Date with respect to a particular Specified Environmental Condition, Identified Environmental Condition, Identified Environmental Violation or Excluded Activity, neither the OCC Tacoma Indemnified Persons, prior to the Applicable Sunset Date for a particular Environmental Condition or Environmental Violation, nor the Pioneer Indemnified Persons , shall be entitled to indemnification unless for any individual Indemnity Claim, the
Damages incurred by the Indemnified Group is in an amount greater than   *
excluding Remediation Damages. Once the individual threshold has been reached with respect to any Indemnity Claim against OCC Tacoma or Pioneer, as applicable, by such Indemnified Group, such Indemnity Claim against such Indemnifying Party shall be entitled to full indemnification as provided pursuant to this Article IV.

              (b) In addition to the threshold set forth above, in no event shall Pioneer Indemnified Persons be entitled to recover, in the aggregate, Damages with respect to Excluded Activities, including Remediation Damages, in excess of the Excluded Activity Aggregate Limit, and the maximum aggregate liability of OCC Tacoma and its Affiliates with respect to Excluded Activities, including Remediation Damages, shall be the Excluded Activity Aggregate Limit.

              (c)      *

                                   ARTICLE V

                                SITE MANAGEMENT

       SECTION 5.1 DESIGNATION OF PROJECT MANAGERS. Each Party shall designate by notice to the other Party a Project Manager and an Alternate Project Manager. The respective Project Managers shall be responsible for coordination of (a) access to the Site pursuant to the Environmental Easement described in Section 5.7 below, (b) Remediation of Environmental Conditions,
(c) Correction of Environmental Violations, (d) Repair, (e) Expansion, (f) sharing of Information regarding items (a) through (e) above, subject to establishing applicable privileges, defense and indemnification under Article III, and (g) other activities of the Parties, their respective Affiliates, or any of their respective Representatives at or in the vicinity of the Site pursuant to this Agreement. Each Party shall pay for the Employee Costs and all overhead of its designated Project Manager and Alternate Project Manager.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
       SECTION 5.2 CONSULTATION. The Project Managers shall consult by telephone or in person, not less than monthly, and more frequently as necessary, regarding the activities described in Section 5.1 above. Prior to performing any Remediation (other than an Unscheduled Remediation Event), Correction, Repair which involves scheduled power outages or subsurface disturbance. Expansion or other activities which may affect the performance of obligations or liabilities under this Agreement (in each case other than emergencies), the Project Manager for the Party proposing to perform such activities shall notify the Project Manager for the other Party, except in emergencies where such consultation shall occur as soon as practicable. The consultation in this Section 5.2 specifically requires the Party proposing the Remediation (other than an Unscheduled Remediation Event), Correction, Repair which involves scheduled power outages or subsurface disturbance (in each case other than emergencies), Expansion or other activities pursuant to the Agreement to (a) provide non-privileged work plans, maps, diagrams and schedules under which any such activities would be conducted (although such Party may provide privileged documents pursuant to the Joint Defense Agreement attached hereto as Exhibit 1) to the Project Manager for the other Party, (b) provide reasonable opportunity for the Project Manager of the other Party to review and comment on the planning documents and schedules, taking into account exigent circumstances and applicable Orders, and (c) attempt to mitigate in a reasonable manner any impacts on the activities or operations of the other Party; provided that the obligation to mitigate shall not require a Party to incur costs in excess of the amount such Party would reasonably anticipate to incur absent such mitigation, but shall require that such Party consider alternative activities of equal or lesser cost that may achieve a substantially similar result while causing less impact on the other Party; and provided further that the right of a Party to proceed with activities shall be determined by the provisions of Article II of this Agreement. Consultation under this Section 5.2 shall not constitute notice under this Agreement, which must be provided pursuant to Section 7.7.

       SECTION 5.3 PERIODIC REPORTING. Each Party (or its designated Affiliates) shall provide written notice to the other Party to keep the other Party and such other Party's Project Manager informed on a periodic basis, but not less than quarterly, and in response to reasonable written inquiries of such other Party, of the status of any Repair which involves scheduled power outages or subsurface disturbance or which is otherwise material, Expansion, Remediation of Excluded Environmental Conditions, Specified Environmental Conditions, Identified Environmental Conditions, Post-Closing Environmental Conditions, Correction of Identified Environmental Violations or Post-Closing Environmental Violations or the defense and/or indemnification of any Environmental Claims or Common Law Claims being conducted by the Party pursuant to this Agreement. Each Party shall provide notice within thirty (30) days after receipt of a Discharge, Approval Letter or other termination of an Environmental Claim or a





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
Common Law Claim, along with a copy thereof, and of any payment or commitment which causes the Aggregate OCC Tacoma Liability Limit, the Excluded Activity Aggregate Limit or the Physical Change Aggregate Limit to be reached.

       SECTION 5.4 QUARTERLY STATEMENTS OF CERTAIN COSTS AND DAMAGES BY OCC TACOMA. OCC Tacoma shall provide written notice to Pioneer (a) on a quarterly basis certifying and describing amounts spent pursuant to this Agreement which are applied toward the OCC Tacoma Aggregate Liability Limit, the Physical Change Aggregate Limit, the Excluded Activity Aggregate Limit or the applicable thresholds under Section 4.8 above, and providing supporting documentation, and
(b) in the form of an invoice (not less than quarterly if any Indemnity Claim by OCC Tacoma Indemnified Persons is then pending) certifying and describing any Damages, Direct Costs or other amounts for which it (or any of its Indemnified Persons) seek reimbursement, defense and/or indemnification (including amounts below the applicable thresholds of Section 4.8 if such Indemnified Persons intend to seek defense and/or indemnification against the Underlying Claim) from Pioneer or its Affiliates, successors or permitted assigns pursuant to this Agreement, and providing supporting documentation.

       SECTION 5.5 STATEMENTS OF CERTAIN COSTS AND DAMAGES BY PIONEER. Pioneer shall provide written notice to OCC Tacoma (a) promptly upon being notified by OCC Tacoma or otherwise becoming aware of a Remediation Event, describing and quantifying, to the extent known, the Loss of Production and Documented Lost Profits claimed by Pioneer and directly caused by such Remediation Event, and providing confidential supporting documentation to the Pioneer Accountant (and to the Neutral Accountant, in the event of dispute resolution) and non-confidential supporting documentation to OCC Tacoma, and
(b) in the form of an invoice (not less than quarterly if any Indemnity Claim by Pioneer Indemnified Persons is then pending) certifying and describing any Damages, Direct Costs or other amounts for which it (or any of its Indemnified Persons) seeks reimbursement, defense and/or indemnification (including amounts below the applicable thresholds of Section 4.8 if such Indemnified Persons intend to seek defense and/or indemnification against the Underlying Claim) from OCC Tacoma or its Affiliates, successors or permitted assigns pursuant to this Agreement, and providing supporting documentation.

       SECTION 5.6 RIGHT TO REVIEW. Pioneer may request that the OCC Tacoma Accountant review and certify the statements and invoices provided in Section 5.4, at Pioneer's sole cost and expense, and OCC Tacoma may request that the Pioneer Accountant review and certify the statements and invoices provided in
Section 5.5, at OCC Tacoma's sole cost and expense; provided, however, in each case that the cost and expense of such review and certification shall be borne by the Party preparing the statement or invoice if the applicable accountant determines that the statement or invoice is in error by more than ten percent (10%) of the original amount so invoiced





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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
in favor of such Party. Disagreements regarding the statements or invoices shall be subject to dispute resolution pursuant to Article VI.

       SECTION 5.7 ACCESS TO THE SITE. With no access fee or charge to OCC Tacoma or any of its Affiliates, including any Employee Cost of Pioneer for such access, but subject to the other provisions of this Agreement, Pioneer shall (i) grant OCC Tacoma and its Affiliates and their respective Representatives (and representatives of Governmental Authorities, as required or reasonably requested in accordance with applicable Orders or Formal Agency Actions) a right to enter and use, at the reasonable discretion of OCC Tacoma or its Affiliates, upon giving reasonable notice to Pioneer, those portions of the Site needed to perform any actions reasonably necessary or appropriate (provided that OCC Tacoma and its Affiliates shall reasonably attempt to minimize any disruption to Pioneer's operations of the Site and shall consult with Pioneer pursuant to Section 5.2 and shall not transport Hazardous Materials onto the Site for the purpose of permanent disposal on the Site, provided OCC Tacoma shall be permitted to transport Hazardous Materials on or across the Site, to treat, handle, process, store and use Hazardous Materials on the Site within the Remediation Areas for Remediation or Correction, and to discharge effluent or air emissions, or inject effluent, from Remediation or Correction, in each case in Material Compliance with applicable Orders) to Remediate Excluded, Specified or Identified Environmental Conditions or to Correct Identified Environmental Violations or to respond to Environmental Claims or Common Law Claims arising therefrom or related thereto, including arranging for utilities or Third Party services; (ii) provide OCC Tacoma and its Affiliates with access, during business hours and after reasonable notice, to Pioneer's books, records, property and Representatives related to OCC Tacoma's performance of the activities required by this Agreement, subject to the Joint Defense Agreement and Section 7.2 below; (iii) not require payment from OCC Tacoma or any of its Affiliates or their respective Representatives for entry, access to or use of the Site reasonably required for OCC Tacoma's performance of its obligations under this Agreement, except with respect to Remediation Damages set forth in Section 3.2 above; (iv) execute and comply with the Grant of Easement and Agreement set forth in Exhibit 2 attached hereto to implement the right of entry and access granted to OCC Tacoma and its Affiliates and their respective Representatives; and (v) allow OCC Tacoma to continue using the building designated as F-24 for storage of supplies and equipment associated with the groundwater treatment system, provided that such use of building F-24 by OCC Tacoma shall be at the sole risk of OCC Tacoma.

       SECTION 5.8 ACCESS TO NECESSARY SERVICES AND EQUIPMENT. As set forth in the Operating Services Agreement attached hereto as Exhibit 3, Pioneer shall provide OCC Tacoma (and its designated Affiliates), at Pioneer's Direct Cost (and subject to Section 4.7), with utilities, including, without limitation, surface water, potable water, compressed air, electrical power, steam and natural gas, and other existing Third Party





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

services used by or available to Pioneer and reasonably necessary or appropriate for the Remediation of Specified or Identified Environmental Conditions or the Correction of Identified Environmental Violations or to respond to Environmental Claims or Common Law Claims arising therefrom or related thereto, including access to and an easement or license to use the on-Site sanitary and/or storm sewer or other permitted conveyance system for the discharge of the treated effluent from the groundwater treatment system, and Pioneer shall use reasonably diligent efforts to maintain and renew such permits as necessary for OCC Tacoma (or its designated Affiliates) to continue such discharge of treated effluent until the Applicable Sunset Date; provided, however, that (i) OCC Tacoma shall pay the documented incremental portion of Pioneer's Direct Cost of such permits, utilities, and services directly attributable to OCC Tacoma's Remediation, and (ii) Pioneer shall not be required to provide any utilities or services under this Agreement to the extent that its performance is prevented by a Force Majeure event.

       SECTION 5.9 MOVING OF IMPROVEMENTS. OCC Tacoma or its designated Affiliates may, at their sole discretion and after reasonable notice to and consultation with Pioneer pursuant to Section 5.2, move, relocate, functionally
replace, dismantle or destroy any Improvement at the Site    *   provided that
OCC Tacoma (or its designated Affiliates) shall, subject to Section 4.7 and consultation pursuant to Section 5.2, (a) at the discretion of OCC Tacoma (or
its designated Affiliates), either   *   and (b) pay Remediation Damages
pursuant to Section 3.2    *   .  All actions by OCC Tacoma and Pioneer
pursuant to this Section 5.9 with respect to a Scheduled Remediation Event shall be conducted pursuant to a plan prepared by OCC Tacoma or Pioneer, as applicable, in consultation with the other Party, and in such manner as to minimize interference with, and downtime of production operations at the Facility, to minimize interference with Remediation or Correction and to allow Material Compliance with applicable Orders, in each case consistent with due regard for maintaining safety and environmental protection.

       SECTION 5.10  EXACERBATION CLAUSE FOR    *   .  With respect to
Remediation of Excluded Environmental Conditions, Specified Environmental Conditions, Identified Environmental Conditions or Identified Environmental
Violations associated with    *  , for which OCC Tacoma has undertaken
indemnification of Pioneer, OCC Tacoma and Pioneer shall consult under Section
5.2 and mitigate damages under Section 4.7, and:

              (a) OCC Tacoma (and its designated Affiliates) shall operate in Material Compliance with applicable Orders and with the least stringent standards of Environmental Laws and, subject to applicable Orders, have exclusive control over the timing and scope of the Remediation of such Excluded, Specified or Identified





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Environmental Condition and the Correction of such Identified Environmental Violation, including (i) the performance, in the sole discretion of OCC Tacoma or its designated Affiliates, of additional Remediation, other studies or investigation or other actions required by Environmental Law or reasonably necessary or appropriate to defend against or to resolve any Excluded, Specified or Identified Environmental Condition, Identified Environmental Violation, or any Environmental Claim or Common Law Claim arising therefrom, or related thereto, and (ii) the negotiation, in the sole discretion of OCC Tacoma or its designated Affiliates, of action levels or cleanup levels with Governmental Authorities applicable thereto.

              (b) Pioneer shall (i) prior to the Applicable Sunset Date, if any, for such matter, cooperate and not materially interfere with the Remediation of Excluded Environmental Conditions, Specified Environmental Conditions, Identified Environmental Conditions or Post-Closing Environmental Conditions directly caused by Excluded Activities (and/or the payment of Response Costs therefor) or the Correction of Identified Environmental Violations or Post-Closing Environmental Violations directly caused by Excluded Activities (and/or the payment of Penalties therefor), in each case by or on behalf of OCC Tacoma or its designated Affiliates, (ii) not cause or permit a
use of all or a portion of     *   for other than a heavy industrial use, (iii)
prior to the Applicable Sunset Date, if any, for such matter, operate    *   in
Material Compliance with applicable Orders and the least stringent standards of Environmental Laws, and (iv) not voluntarily accelerate the timing or materially increase the cost of any obligations of OCC Tacoma or any of its Affiliates with respect to any such Excluded, Specified or Identified Environmental Condition or Identified Environmental Violation, and (v) prior to the Applicable Sunset Date, if any, for such matter and subject to Sections 4.2(d) and 4.2(e), not communicate with any Governmental Authority or Third Party regarding the Remediation of Excluded Environmental Conditions, Specified Environmental Conditions, Identified Environmental Conditions, or Post-Closing Environmental Conditions directly caused by Excluded Activities (and/or the payment of Response Costs therefor, the Correction of Identified Environmental Violations or Post-Closing Environmental Violations directly caused by Excluded Activities (and/or the payment of Penalties therefor), or the payment or mitigation of Natural Resource Damages without providing written notice in advance to OCC Tacoma and providing OCC Tacoma (or its designated Affiliates) an opportunity to participate in and to control such communication (except in emergencies where such notice shall be provided as soon as practicable).

              (c) Pioneer agrees that neither it nor its Affiliates or Representatives will (i) request or encourage the assertion of Remediation Claims, Penalty Claims or Common Law Claims that may result in an
Administrative Order, Court Order, or Formal Agency Action regarding    *  , or
(ii) request an investigation or inspection or Remediation of    *
provided, however, that this shall not restrict Pioneer's





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ability to comply with applicable Environmental Laws or, after reasonable notice to OCC Tacoma and consultation with OCC Tacoma, to seek in good faith and in a manner consistent with Subsection (b) above, regulatory guidance necessary for Pioneer to comply with applicable Environmental Laws in a manner which does not divulge privileged and confidential Information; provided, further, that unless OCC Tacoma indicates in writing it does not wish to be apprised of communications with Governmental Authorities, OCC Tacoma shall be given an opportunity to participate in communications with, and sent copies of, all communications by or on behalf of Pioneer Indemnified Persons to or from
Governmental Authorities regarding the    *   (except in emergencies where such
notice shall be provided as soon as practicable).

              (d) Until the expiration of the Applicable Sunset Dates for Specified Environmental Conditions, Identified Environmental Conditions, Identified Environmental Violations and Identified Common Law Claims, Pioneer
shall not engage in    *  , in either case except (A) with the consent of OCC
Tacoma in OCC Tacoma's discretion, (B) as required by applicable Environmental Laws, permits under Environmental Laws, or Orders, (C) in accordance with changes to the Site described in Sections 2.6 and 2.7 above or (D) in an emergency, including conditions which present an immediate threat or imminent danger to the health or safety of employees or the public. To the extent that Pioneer engages in such voluntary action not allowed in the preceding sentence, Pioneer shall be solely responsible to perform, or to pay Response Costs of, any Remediation of any Identified Environmental Condition discovered thereby, or (subject to Section 2.6, 2.7 or 2.11) any increase in the costs related to actions in response to any Specified Environmental Condition or, subject to
Section 2.6, 2.7 or 2.11 above, any increase in the costs related to actions in response to any previously Identified Environmental Condition.

              (e) Upon the Applicable Sunset Date for each Specified Condition or Identified Environmental Condition or such earlier date as the Parties agree, the covenants set forth in this Section 5.10 shall terminate
with respect to    *  .

       SECTION 5.11  EXACERBATION CLAUSE FOR     *   .  With respect to
Remediation of Identified Environmental Conditions    *   .

              (a) Each Party understands and appreciates that its long-term mutual interests will be best served by a fair and equitable application of its obligations under this Agreement, including the mitigation of any costs or expenses that it may incur, share or impose hereunder. Neither Party shall, or shall permit any of its Affiliates to, take any action the effect of which would reasonably be expected to impose any additional material obligation on, or materially increase any obligation of, the other Party under this Agreement (except with respect to the occurrence of an Applicable





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sunset Date, the passage of time or the exercise of a Party's rights to dispute resolution).

              (b) By way of example, and not by way of limitation, the following actions shall be permitted under the previous sentence if they are performed in the ordinary course of business and are not specifically intended to increase the obligation or liability of the other Party under this
Agreement:

                     (i) any action required to comply with applicable Environmental Laws, permits issued under Environmental Laws, and Orders;

                     (ii) any action required to be taken in emergencies, including conditions which represent an immediate threat or imminent danger to the health or safety of employees or the public;

                     (iii) subject to Sections 2.6 and 2.7 hereof, any investigation directly resulting from Repair or Expansion and required by any Environmental Law or any report to any Governmental Authority directly resulting from Repair or Expansion required of any Party by applicable Environmental Laws, including reports of Releases or the presence of Hazardous Materials if such discovery is made in the ordinary course of such Repair or Expansion; or

                     (iv) normal and customary periodic non-intrusive compliance audits conducted after the Closing in the ordinary course of business including the WSHA Star audit and ISO 14000 audit, which do not require collection of samples of surface or subsurface soil, sediment, surface water or groundwater; or

                     (v)    passage of the Applicable Sunset Date.

              (c) By way of example, and not by way of limitation, the following actions shall be prohibited by Section 5.11 if they are performed with the intent to increase the obligation or liability of the other Party under this Agreement:

                     (i) Neither Party may voluntarily accelerate the timing of any action, liability, or obligation hereunder (except with respect to the occurrence of an Applicable Sunset Date or the passage of time); and

                     (ii) Neither Party may communicate with any Governmental Authority regarding the Remediation of a particular Specified or Identified Environmental Condition, the payment or mitigation of Natural Resource Damages or the Correction of a particular Identified Environmental Violation, in each case with respect to areas other than Remediation Areas, for which the other Party does or may





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

have responsibility (except with respect to the occurrence of an Applicable Sunset Date or the passage of time) under this Agreement without providing written notice in advance to the other and providing an opportunity to participate in such communication (except in emergencies where such notice shall be provided as soon as practicable).

                     (iii) Neither Party may request or encourage the assertion of Environmental Claims or Common Law Claims that may result in an Administrative Order, Court Order, or a Formal Agency Action regarding the Site or the CB/NT Site, or other liabilities affecting the other Party without providing written notice in advance to the other and providing an opportunity to participate in such communication (except in emergencies where such notice shall be provided as soon as practicable).


                                   ARTICLE VI

                               DISPUTE RESOLUTION

       SECTION 6.1 DISPUTE RESOLUTION. The Parties understand and appreciate that their long term mutual interests will be best served by effecting a rapid and fair resolution of any claims or disputes which may arise out of this Agreement or from any dispute concerning the terms of this Agreement. Therefore, each Party agrees to use reasonable efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end each Party agrees to follow the procedures of this Article VI for presenting, promptly assessing and, if possible, settling claims and other disputes on a fair and equitable basis without litigation. Except as specifically set forth elsewhere in this Agreement, if a dispute arises regarding an Environmental Matter, the procedures of this section shall apply.

       SECTION 6.2 INFORMAL DISPUTE RESOLUTION. The Parties shall make reasonable efforts to resolve informally all disputes between the designated Project Managers within thirty (30) days after a dispute arises between the Parties. Prior to any Party's issuance of a written statement of dispute for formal dispute resolution as set forth in Section 6.3 below, the disputing Party shall notify the other Party of the commencement of informal dispute resolution. During informal dispute resolution, the Project Managers are required to meet, exchange non-privileged information (or, subject to the Joint Defense Agreement and at each Party's discretion, privileged or confidential information) and to attempt to resolve the dispute using reasonable efforts within thirty (30) days after the commencement of informal dispute resolution (or such shorter period as provided in the last sentence of this Section). If resolution cannot be achieved informally after thirty (30) days, either Party may notify the other that the informal process is terminated and, at that time, either Party may invoke the formal dispute resolution procedures of this
Article VI to resolve the dispute.  In the event that





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

exigent circumstances require a more immediate resolution of the dispute, the Party claiming the existence of such circumstances may terminate informal dispute resolution no less than ten (10) days after the commencement of informal dispute resolution.

       SECTION 6.3 FORMAL DISPUTE RESOLUTION. The Parties shall establish a DRP which shall serve as a forum for resolution of disputes for which agreement cannot be reached by the Project Managers through informal dispute resolution.

              (a) Appointment of Dispute Resolution Panel. The Parties shall each designate one individual and an alternate to serve on the DRP. The individuals designated to serve on the DRP shall be executives at the level of vice-president or higher in each Party's respective organization and these individuals shall be delegated the authority by the Party to participate on the DRP for the purposes of resolving disputes under this Agreement.

              (b) Statement of Dispute. Within thirty (30) days after the termination of informal dispute resolution, or within ten (10) days after such termination in the event of exigent circumstances, the disputing Party shall submit to the DRP a written statement of dispute setting forth the nature of the dispute, the disputing Party's position, and all facts, including documents that support the disputing Party's contentions. The statement of dispute may include any technical, legal or factual information the disputing Party is relying upon to support its position. This statement of dispute shall be provided to the other Party who, at its discretion, may provide within ten (10) days thereafter any additional information in response to the statement of dispute.

              (c) DRP Decision. Following elevation of a dispute to the DRP, the DRP shall have thirty (30) days to resolve the dispute after the receipt by the DRP of the information described in Section 6.3(b). The DRP members shall, as appropriate, meet and confer, by telephone or in person, and use reasonable efforts to resolve the dispute. Within ten (10) days of resolution of a dispute pursuant to the procedures specified in this section, the DRP decision shall be incorporated into the appropriate plan, schedule or procedures. While dispute resolution is in progress, work affected by the dispute, to the extent feasible, will be discontinued. If the DRP does not resolve the dispute within thirty (30) days, the dispute shall be referred to mediation, unless the DRP members agree that such mediation would not assist in resolving the dispute.

              (d) Neutral Accountant. If a dispute arises regarding review or certification of statements or invoices pursuant to Article V, which dispute is not resolved by informal dispute resolution or the DRP, the Parties shall submit the dispute to a Neutral Accountant selected by the Pioneer Accountant and the OCC Tacoma Accountant prior to the mediation procedure described in clause (e) below. The





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Neutral Accountant shall review the supporting documentation (including confidential documentation) of the Party preparing the statement or invoice in dispute and shall have reasonable access to such Party's Representatives, books and records. The fees of the Neutral Accountant shall be paid by the Party preparing such statement or invoice if the Neutral Accountant determines that such statement or invoice was in error in the favor of such Party by ten percent (10%) or more of the original invoiced amount. Otherwise, the costs of the Neutral Accountant shall be shared equally between Pioneer and OCC Tacoma.

              (e) Mediation. If a dispute is not resolved in accordance with the procedures of clause (c) above, the members of the DRP shall engage the services of a mediator to assist in the resolution of the dispute. The mediator shall be selected by the DRP and shall be acceptable to both Parties. Thereafter, the DRP in consultation with the mediator shall establish further procedures whereby the Parties will meet, provide information and seek to resolve the dispute. Each party shall bear an equal portion of the costs of mediation including the mediator's fee and administrative costs. Following mediation, unless the parties agree otherwise, formal dispute resolution is terminated. Discussions and proceedings in informal and formal dispute resolution and before the mediator shall be privileged settlement communications and shall not be either subject to discovery or admissible in any proceeding, suit or legal action.

              (f) Failure of Dispute Resolution. If the dispute is not resolved through the dispute resolution process outlined in this section, either Party (or their respective Indemnified Persons, as the case may be) may commence a proceeding, suit or legal action in Court against the other Party to enforce the terms of this Agreement either (i) upon the termination of dispute resolution, or (ii) upon the occurrence of a dispute which threatens the ability of a Party to comply with applicable Orders, during such dispute resolution.

       SECTION 6.4 ATTORNEYS' FEES. The prevailing party in any proceeding, suit or legal action brought by any Party or Indemnified Person in Court against the other Party or such other Party's respective Affiliates or Representatives to enforce this Agreement shall be entitled to recover its reasonable attorneys' fees and expenses and Court costs, provided that each Party shall bear its own costs and expenses of informal and formal dispute resolution and mediation pursuant to Sections 6.2 and 6.3 above.

       SECTION 6.5 SERVICE OF PROCESS, CONSENT TO JURISDICTION, ETC. Each Party hereby irrevocably agrees that any legal action or proceeding against it arising out of this Agreement shall be brought in the courts of the State of Washington, or of the United States of America for the Western District of Washington, and does hereby irrevocably (a) designate, appoint and empower CT Corporation System on behalf of Pioneer and The Prentice-Hall Corporation System, Inc. on behalf of OCC Tacoma,





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

respectively, to receive for and on behalf of it service of process in the State of Washington, and (b) consent to service of process outside the territorial jurisdiction of such courts in the manner provided by law. In addition, each Party irrevocably waives (i) any objection which such Party may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of, or relating to, this Agreement brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (iii) the right to object, with respect to any such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such Party or any other Party.


                                  ARTICLE VII

                                 MISCELLANEOUS

       SECTION 7.1 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

       SECTION 7.2 CONFIDENTIALITY. Each Party shall, and shall cause its Affiliates and its and their Representatives to, hold in strict confidence, and not utilize for any commercial or other purpose whatsoever, Information; provided, however, that the foregoing obligation of confidence shall not apply to (a) any Information that is or shall become generally available to the public other than as a result of a disclosure by such Party, any of its Affiliates or the respective Representatives of such Party or any such Affiliate, (b) any Information that is or shall become available to such Party or its Representatives prior to the Closing on a non-confidential basis prior to its disclosure by such Party or its Representatives, and (c) any Information that shall be required to be disclosed by such Party, any of its Affiliates or the respective Representatives of such Party or any such Affiliate as a result of any offering of securities of such Party or of any such Affiliate or otherwise, in each case under any law or any rule or regulation of any stock exchange so long as such Party shall, and shall cause its Affiliates and their respective Representatives to, make reasonable efforts to preserve the confidentiality of such Information prior to disclosure, including providing notice to the other Party of the timing, form and content of such disclosure and providing reasonable assistance to the other Party in asserting the confidentiality of such Information. In this regard, Pioneer understands that certain commercial and financial Information contained in this Agreement and the Operating Services Agreement, and certain other Information provided to Pioneer pursuant to the Asset Purchase Agreement and Related Agreements, is considered by OCC Tacoma to be privileged





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and/or confidential, and Pioneer agrees that it will request and use reasonable efforts to obtain confidential treatment of such Information in any offering of securities or public filing of Pioneer or any Affiliate of Pioneer or any related financing, if so requested by OCC Tacoma.

              (a) Confidentiality and Use of Shared Information. From time to time, the Parties may elect to disclose or transmit to each other, such Information as each Party or its Representatives deems appropriate for the sole and limited purpose of coordinating such activities that are necessary and proper to carry out the purposes of this Agreement. Shared Information may be disclosed to or transferred between the Parties orally or in writing or by any other appropriate means of communications. The Parties intend that no claim of privilege be waived by reason of such participation or cooperation under the terms of this Agreement.

                     (i) Each Party agrees that all shared Information received from any other Party or its Representatives pursuant to this Agreement shall be held in strict confidence by the receiving Party and by all persons to whom such confidential Information is revealed by the receiving Party and that such Information shall be used only in connection with conducting such activities that are necessary and proper to carry out the purposes of this Agreement;

                     (ii) Shared Information that is created and exchanged after the Closing in written or in document form and is intended to be kept confidential shall be marked "Confidential" or with a similar legend. If such Information becomes the subject of an administrative or judicial order requiring disclosure of such Information by a Party, where the Information will be unprotected by confidentiality obligations, the Party may satisfy its confidentiality obligations hereunder by notifying the Party that generated the Information and by giving such Party an opportunity to protect the confidentiality of the Information;

                     (iii) Each Party shall take all necessary and appropriate measures to ensure that any person who is granted access to any shared Information or who participates in work or common projects or who otherwise assists any counsel or technical consultant in connection with this Agreement, is familiar with the terms of this Agreement and complies with such terms as they relate to the duties of such person;

                     (iv) The Parties intend by this Section to protect from disclosure all Information and documents shared between the Parties or with any Representative to the greatest extent permitted by law regardless of whether the sharing occurred before execution of this Agreement and regardless of whether the writing or document is marked "Confidential."





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (b) Joint Defense Agreement. The Parties will execute the Joint Defense Agreement attached as Exhibit 1 hereto to preserve privileges which apply to Information that is shared between the Parties and their respective Affiliates and Representatives for the purposes of defending against Environmental Claims or Common Law Claims.

              (c) Information Supplied by Pioneer to the Neutral Accountant. A Neutral Accountant which receives confidential business information from Pioneer regarding claims of, and documentation supporting, Average Freight Cost, Average Price, Average Production Cost, Loss of Production, Documented Lost Profits or In-Kind Consideration as confidential elements of Remediation Damages is authorized to provide a statement to OCC Tacoma certifying the Loss of Production, Documented Lost Profits or In-Kind Consideration, but shall hold in strict confidence and not to disclose to OCC Tacoma or its Affiliates or to any Third Party the Average Freight Cost, Average Price and Average Production Cost of Pioneer.

              (d) Return of Information Upon Failure to Close. In the event that the Closing shall not occur, each Party will return to the other Party, or destroy, as much of the Information which shall be in the possession of such Party as such other Party shall request.

       SECTION 7.3 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. The Parties shall not, and shall not permit any of their respective Affiliates to, issue any press release or other public announcement relating to the subject matter of this Agreement (other than presentations to security analysts and financial institutions) except (a) upon obtaining the prior consent of the other Party, which consent shall not be unreasonably withheld or delayed, and (b) when, on the advice of legal counsel, such release or announcement is required by the federal securities laws or the rules and regulations of any of the national stock exchanges (in which case the disclosing Party shall to the extent practicable consult with the other Party prior to making the disclosure); provided that the disclosing Party shall first provide a draft to the other Party and allow that Party a reasonable opportunity to review and comment on the press release and to correct any aspect of the press release that pertains to that Party or its rights or obligations under this Agreement. Each Party will consult with the other Party concerning the means by which the Representatives of OCC Tacoma or Pioneer and Governmental Authorities asserting jurisdiction over the Site will be informed of the transactions contemplated by this Agreement. Except as set forth in Sections 2.4(b)(i)(A)(2), 5.2, 5.10(b)(v), 5.10(c), and 5.11(c)(ii), nothing in this Agreement shall limit either Party's right to respond to inquiries from the press or the public regarding Environmental Conditions or Environmental Violations.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       SECTION 7.4 NO THIRD-PARTY BENEFICIARIES. NOTHING CONTAINED IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER OR SHALL BE DEEMED TO CREATE ANY RIGHT OR REMEDY IN ANY PERSON (OTHER THAN THE PARTIES, THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS, THE OCC TACOMA INDEMNIFIED PERSONS AND THE PIONEER INDEMNIFIED PERSONS), AND THIS AGREEMENT SHALL NOT BE CONSTRUED IN ANY RESPECT TO BE A CONTRACT IN WHOLE OR IN PART FOR THE BENEFIT OF ANY THIRD PARTY (OTHER THAN THE PERSONS HEREINBEFORE STATED).

       SECTION 7.5 ENTIRE AGREEMENT. This Agreement (including the documents attached hereto) constitutes the entire agreement among the Parties and supersedes all prior understandings and agreements with respect to the subject matter hereof.

       SECTION 7.6 EXPENSES. Except as otherwise provided herein or therein, each of the Parties will bear all of its own costs and expenses (including the fees and expenses of legal counsel, accountants and other advisors) incurred in connection with this Agreement (or the enforcement of this Agreement), the Joint Defense Agreement, the Grant of Easement and Agreement, the Operating Services Agreement, and the transactions contemplated hereby or thereby.

       SECTION 7.7 NOTICES. All notices and other communications under this Agreement shall be in writing and sent by (a) personal delivery (including courier service), (b) telecopier to the number indicated below, or (c) first class or registered or certified mail, postage prepaid and addressed as follows (or to such other addresses and telecopier numbers as any Party may designate by notice to the other Parties), any such notice or communication being deemed given upon receipt:

       IF TO OCC TACOMA, AT:

              OCC Tacoma, Inc.
              5005 LBJ Freeway
              Dallas, Texas  75244
              Attention:  Chief Financial Officer

              Telecopier No.: (972) 404-3956;





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              WITH A COPY TO:

              Occidental Chemical Corporation
              5005 LBJ Freeway
              Dallas, Texas  75244
              Attention:  General Counsel

              Telecopier No.: (972) 404-3957;

              WITH A COPY TO:

              OCC Tacoma Project Manager

       IF TO PIONEER, AT:

              Pioneer Companies, Inc.
              700 Louisiana, Suite 4200
              Houston, Texas 77002

              Attention: Kent R. Stephenson, Esq.

              Telecopier No.: (713) 225-4426;

              WITH A COPY TO:

              Jackson Walker, L.L.P.
              1100 Louisiana, Suite 4200
              Houston, Texas 77002

              Attention: Tracey Smith Lindeen, Esq.

              Telecopier No.: (713) 752-4221.

              WITH A COPY TO:

              Pioneer Project Manager

       SECTION 7.8 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be set forth in an instrument in writing signed by each Party. Each of the Parties may waive (a) any inaccuracies in the representations and warranties of any other Party contained in this Agreement or in any document, certificate or writing delivered pursuant hereto, or (b) compliance by





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such other Party with any of the agreements of such Party or the fulfillment of any of the conditions to its own obligations set forth herein. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in an instrument in writing signed by such Party. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such occurrence. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, except as set forth in Article IV hereof and except with respect to the termination of OCC Tacoma's obligations upon the occurrence of the Applicable Sunset Dates herein and the termination of Pioneer's obligations pursuant to Sections 2.10 and 3.5, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

       SECTION 7.9 ASSIGNMENT; SUCCESSORS AND ASSIGNS. Subject to Sections 2.1, 2.2(a), 3.1(a), 2.6, 2.7, 2.10, 3.2, 3.5 and 7.10 below, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise (other than as a result of any merger or consolidation), by any Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, that, notwithstanding the foregoing, and subject to the provisions of Section
7.10 below, (a) in connection with any sale of the Facility as a whole or the properties and assets of any Party substantially as an entirety to any Person, the Party making such sale may assign this Agreement, and its rights and obligations hereunder, to such Person, (b) any Party may assign this Agreement, or its rights hereunder, to any Affiliate of such Party (provided that immediately following such assignment, the test set forth in the last sentence of this Section 7.9 is satisfied), and (c) Pioneer shall have the right to assign as collateral its rights and obligations under this Agreement to any bank, financial institution or other lender (or any indenture trustee acting on behalf of any such person) that provides financing in connection with (x) the transactions contemplated by the Asset Purchase Agreement or any Related Agreement (including any renewal or rearrangement of such financing), and (y) working capital funding for operation of the Facility, and, provided further that, in the case of any assignment of this Agreement, (i) prior to such assignment (or, in the case of a bank, financial institution or lender, prior to exercising remedies hereunder or foreclosing the collateral assignment) the Person to which such assignment is made shall expressly assume, by an instrument in writing reasonably satisfactory to OCC Tacoma or Pioneer, as the case may be, executed and delivered to OCC Tacoma or Pioneer, as the case may be, the performance and observance of every obligation, covenant and agreement pursuant to this Agreement on





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the part of the Party making such assignment to be performed or observed, it being the express intent of the Parties that this Agreement be assigned in whole and not in part (except for the obligations of OCC Tacoma set forth in Section 7.10 below which may not be assigned by Pioneer Chlor Alkali Company, Inc. or its Affiliates without OCC Tacoma's consent), and (ii) no such assignment shall have the effect of releasing such Party or any other Person (including any such additional party) from its obligations, covenants or agreements pursuant to this Agreement. Any attempted assignment in violation of this Section 7.9 or in violation of Section 7.10 shall be void and of no force or effect. For purposes of this Agreement, an assignment of this Agreement shall be deemed to have occurred if, (A) immediately following an assignment or transfer of any interest in the Site or Facility, or in Pioneer Chlor Alkali Company, Inc. or any Affiliate, PCI holds, either directly or indirectly, less than a seventy-six percent (76%) equity ownership interest in the Site and Facility, or (B) from and after the date that the Site and Facility (on a consolidated basis) constitute a majority of PCI's consolidated assets (measured as the greater of (1) the fair market value, or (2) the book value of such assets), beneficial ownership of voting interests in PCI are transferred which comprise in the aggregate a majority of all voting interests in PCI, to a group or person, whether in a single transaction or in multiple transactions.

       SECTION 7.10 PROPOSED TRANSFER OF ANY PORTION OF THE SITE BY PIONEER. With respect to a proposed transfer of all or any portion of Pioneer's right, title and interest in the Site or the Facility, in addition to the provisions of Section 7.9 above, Pioneer shall (a) notify OCC Tacoma of such a proposed transfer, including the identity of the proposed transferee, (b) upon entering into a confidentiality agreement with such proposed transferee in a form reasonably satisfactory to OCC Tacoma (and which agreement specifically identifies OCC Tacoma as a third party beneficiary thereof), notify any proposed transferee of the terms of this Agreement, (c) condition such transfer upon the proposed transferee's written assumption of all obligations of Pioneer under this Agreement (whether or not the proposed transferee acquires all or a portion of the Site or the Facility), (d) provide the terms of any proposed agreement assigning this Agreement or Pioneer's rights thereunder or assuming Pioneer's obligations thereunder to OCC Tacoma and OCC Tacoma Indemnified Persons, and (e) obtain OCC Tacoma's consent to the form and substance of such assignment and assumption, which consent shall not be unreasonably withheld or delayed. Notwithstanding any other provision of this Agreement, the obligations of OCC Tacoma set forth in the following Sections shall not be transferred or assigned by Pioneer Chlor Alkali Company, Inc. or its Affiliates to any Third Party, including, without limitation, any Third Party which purchases all or any portion of Pioneer Chlor Alkali Company, Inc.'s or its Affiliates' right, title and interest in the Site or the Facility, without the prior written consent of OCC Tacoma which may be withheld in its sole discretion: Sections 2.1, 2.2(a), 3.1(a), 2.6, 2.7, 2.10 and 3.5. The
obligations of OCC Tacoma under Section 3.2 of this Agreement may only be assigned by Pioneer Chlor Alkali Company, Inc. and its Affiliates to a Third Party who acquires





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Pioneer Chlor Alkali Company, Inc.'s and its Affiliates' interest in the entire Site and Facility. Regardless of any proposed transferee's acquisition of any portion of the Site or the Facility, all of the obligations of Pioneer under this Agreement with respect to the entire Site and Facility shall be transferred and the limitations on OCC Tacoma's liability (including the Early Sunset Date, Maximum Sunset Date, OCC Tacoma Aggregate Liability Limit, Physical Change Aggregate Limit and the Excluded Activity Aggregate Limit) shall apply to the entire Site and Facility, and all owners and operators thereof as though a single Person operated the Site and Facility.

       SECTION 7.11 HEADINGS. The Table of Contents and the Index to Schedules and Exhibits set forth in, and the descriptive headings of the several Articles and Sections of, this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

       SECTION 7.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

       SECTION 7.13 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

       SECTION 7.14 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

       SECTION 7.15 DENIAL OF LIABILITY. This Agreement shall neither constitute, nor be interpreted, construed or used as evidence of, any admission of liability, law or fact, a waiver of any right or defense, or an estoppel by or against any Party with respect to the condition of the Site, the actual or suspected presence or Release of Hazardous Materials at the Site or elsewhere in the environment, or compliance or non-compliance with Environmental Laws at the Site or elsewhere. However, nothing in this Section is intended or should be construed to limit, bar or otherwise impede the enforcement of any term or condition of this Agreement in accordance with the provisions of this Agreement.

       SECTION 7.16 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                  [Remainder of page intentionally left blank]





*CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.



                                     PIONEER CHLOR ALKALI COMPANY, INC.


                                     By:  /s/ Philip J. Ablove
                                         -------------------------------------
                                            Name:  Philip J. Ablove
                                            Title:Vice President and
                                            Chief Financial Officer


                                     OCC TACOMA, INC.


                                     By: /s/ John W. Morgan
                                        --------------------------------------
                                            Name:  John W Morgan
                                            Title: Vice President






*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    ANNEX A

                                  DEFINITIONS

       DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated (such meanings to be equally applicable to both the singular and the plural forms of the terms defined).

       "Administrative Order" means any binding and final administrative order issued by a Governmental Authority to OCC Tacoma or Pioneer, their respective successors or permitted assigns, or their respective Affiliates, pursuant to Environmental Laws to compel the Remediation of Hazardous Materials (including groundwater corrective action being undertaken by OCC Tacoma or its Affiliates as described in Specified Environmental Condition (a) pursuant to Part V of the RCRA Permit), to recover Response Costs therefor incurred by such Governmental Authority, to compel payment or mitigation of Natural Resource Damages, to compel the Correction of a violation of Environmental Laws, or to recover Penalties for such violation.

       "Affiliate" means any Person that is an "affiliate" within the meaning of the regulations promulgated under the Securities Act of 1933, as amended, as such regulations and Act shall be amended and in effect on the date of this Agreement.

       "Aggregate OCC Tacoma Liability" means the aggregate of Direct Cost
incurred by OCC Tacoma and its Affiliates,    *

       "Aggregate OCC Tacoma Liability Limit" means the maximum Aggregate OCC
Tacoma Liability under this Agreement, and equals   *  .

       "Agreement" means this Environmental Operating Agreement, as the same may be amended in accordance with the provisions hereof.

       "Anniversary" means 6:30 a.m. Pacific Standard Time on a date one year after the Closing and at the same time on the dates at one year intervals thereafter.

       "Applicable Sunset Date" means the earlier of the Early Sunset Date or the Maximum Sunset Date for a particular Specified Environmental Condition, Identified Environmental Condition, Identified Environmental Violation, Identified Common Law Claim, Environmental Claim or Specified Condition Common Law Claim.





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "Approval Letter" means, with respect to a Remediation of a Specified Environmental Condition, an Identified Environmental Condition or Correction of an Identified Environmental Violation, written correspondence from each Governmental Authority asserting jurisdiction over such Environmental Condition or Environmental Violation, or with respect to a Common Law Claim or a Remediation Claim, a final and binding order or judgment entered by a Court (other than an administrative judge or tribunal), which provides complete discharge or relief related to the Specified Environmental Condition, Identified Environmental Condition, Common Law Claim, Remediation Claim, Identified Environmental Violation, Post-Closing Environmental Condition or Post-Closing Environmental Violation or which provides that no further action is required or expressly planned at a future date as of the time of such correspondence, order or judgment to address such Environmental Condition, Environmental Violation, or Common Law Claim, but which approval may be
qualified or conditioned by a Governmental Authority with respect to   *

       "Asset Purchase Agreement" means the Asset Purchase Agreement, dated as of May 14, 1997, between OCC Tacoma and Pioneer.

       "Assets" shall mean those Properties, Contracts, Permits, rights, titles, interest and estates transferred by Seller to Purchaser in the Assignment and Assumption Agreement.

       "Assignment and Assumption Agreement" means the General Conveyance Assignment and Assumption Agreement, dated as of June 17, 1997, between OCC Tacoma and Pioneer.

       "Average Freight Cost" means the amount expressed in dollars per ton on a Product-specific basis as proposed by Pioneer or, upon request by OCC Tacoma, as determined by the Pioneer Accountant (subject to dispute resolution) in accordance with GAAP, to be the result obtained by dividing (a) the total actual freight charges incurred by Pioneer during the Pre-Event Period in connection with the Delivery of each Product subject to a Loss of Production, expressed in dollars, by (b) the total number of tons of such Product produced at the Facility and Delivered during the Pre-Event Period, using the books and records of Pioneer and other information requested by the Pioneer Accountant from Pioneer.

       "Average Price" means the amount expressed in dollars per ton on a Product-specific basis as proposed by Pioneer or, upon request by OCC Tacoma, as determined by the Pioneer Accountant (subject to dispute resolution) in accordance with GAAP, to be the average sales price, expressed in dollars per ton, actually charged by Pioneer (reduced





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

by applicable discounts or rebates), net of freight costs and sales, use, excise and other taxes, to Third Party customers who received Delivery of Product during the Pre-Event Period, or, in the event there are no sales to Third Party customers during the Pre-Event Period, an amount in dollars per ton approximating the then-current market price for such Product.

       "Average Production Cost" means the amount expressed in dollars per ton on a Product-specific basis as proposed by Pioneer or, upon request by OCC Tacoma, as determined by the Pioneer Accountant (subject to dispute resolution) in accordance with GAAP, to be the result obtained by dividing (a) the Direct Costs (plus Employee Costs with respect to any Employees who are furloughed as a result of the Loss of Production) incurred by Pioneer during the Pre-Event Period and directly related to manufacturing of each Product subject to a Loss of Production for Delivery of such Product during such period, by (b) the number of tons of such Product produced at the Facility and Delivered during the Pre-Event Period, in each case using the books and records of Pioneer and other information requested by the Pioneer Accountant from Pioneer.

       "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as subsequently amended, 42 U.S.C. # 9601, et seq.

       "Claim Notice" means written notice by one Party to the other Party of receipt of a written Remediation Claim, Penalty Claim or Common Law Claim.

       "Closing" means the closing of the transactions contemplated by the Asset Purchase Agreement.

       "Commencement Bay" means a deep-water embayment in south Puget Sound, Washington, and includes that portion of Puget Sound enclosed by a straight line from Browns Point to Point Defiance as generally depicted on Exhibit 5 attached hereto.

       "Commencement Bay Nearshore/Tideflats Superfund Site" or "CB/NT Site" means the Superfund site by that name promulgated on the National Priorities List by the EPA on September 8, 1983, as generally depicted on Exhibit 6 attached hereto.

       "Common Law Claim" means any proceeding, suit or legal action instituted in Court, or written demand or claim asserted, with respect to the Site, the Port Property and Roadways, the PRI Property, the Upland Waste Disposal Facilities, the Hylebos Area or the Non-Hylebos Area, or operations thereon, as applicable, by a Third Party against OCC





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tacoma or Pioneer, their respective successors or permitted assigns, or their respective Affiliates, pursuant to tort or contribution causes of action under the common law (or codification thereof) of the State of Washington, or, if applicable to any of the Upland Waste Disposal Facilities, the common law of another jurisdiction, for Damages arising from Environmental Conditions or Environmental Violations.

       "Correction," "Correct," "Corrected" or "Correcting" means the necessary correction of an Environmental Violation imposed by a Governmental Authority or
Court,   *  .

       "Court" means any court or judicial tribunal which exercises jurisdiction over the Site, the Port Property and Roadways, the PRI Property, the Upland Waste Disposal Facilities, the Hylebos Area or the Non-Hylebos Area, or the operations thereon, as applicable, pursuant to Environmental Laws (including a Canadian court or judicial tribunal to the extent it exercises jurisdiction over the Release or Remediation (if any) in Canada of Hazardous Materials (or the payment of Response Costs incurred for such Release or Remediation in Canada, or the Correction or payment of Penalties for violation of Environmental Laws occurring in Canada) arising from operations at the Site, and including a tribal court or judicial tribunal to the extent it exercises jurisdiction over the Release or Remediation (if any) on Indian lands of Hazardous Materials (or the payment of Response Costs incurred for such Release or Remediation on Indian lands, or the Correction or payment of Penalties for violation of Environmental Laws occurring on Indian lands) arising from operations at the Site).

       "Court Order" means a binding and final order, judgment or decree (including an interlocutory order under which performance is immediately required regardless of any appeal) issued by a Court to OCC Tacoma or Pioneer, their respective successors or permitted assigns, or any of their respective Affiliates, as a result of an Environmental Claim or a Common Law Claim, which order, judgment or decree compels, pursuant to Environmental Laws, the Remediation of Hazardous Materials, the payment of the Response Costs of such Remediation, the payment or mitigation of Natural Resource Damages, the Correction of an Environmental Violation, the payment of Penalties for an Environmental Violation, or which compels the payment of Damages in Common Law Claims.

       "Damages" means    *    .

       "Delivery," "Deliver," or "Delivered" means (a) with respect to a Pre-Event Period, the actual delivery of a Product produced at the Facility during such Pre-Event





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Period pursuant to Documented Product Deliveries, or (b) with respect to In-Kind Replacement, the actual delivery of a Product following a Remediation Event pursuant to Documented Product Deliveries.

       "Direct Cost" means, with respect to an activity specified in this Agreement, the actual, documented cost, whether variable or incremental, expended for such activity, excluding any Employee Cost and any overhead or internal project management costs of a Party or its Affiliates.

       "Discharge" means (i) with respect to an Order, a Formal Agency Action, or an Environmental Claim, a binding and final written withdrawal, certification of completion, termination letter, settlement, discharge, release or dismissal, or (ii) with respect to a Common Law Claim or an Environmental Claim, a binding and final order, written covenant not to sue, settlement, satisfaction of judgment, judgment, release or dismissal, in either case (i) or
(ii), in favor of the Parties, OCC Tacoma Indemnified Persons and Pioneer Indemnified Persons named in such Order, Formal Agency Action, Environmental
Claim or Common Law Claim,   *   . A "Discharge" shall not occur if OCC Tacoma
or its Affiliates have outstanding Remedial obligations (other than the contingent reservations described above and those provided in Sections 2.5(c) and (d) related to deed restrictions) with respect to the Order, Formal Agency Action, Environmental Claim or Common Law Claim for which it is sought.

       "Documented Lost Profits" means the sum of the profits on a Product-specific basis Pioneer would have realized on the sale of Products pursuant to Documented Product Deliveries to Third Party customers or to Affiliates of Pioneer but for a Loss of Production directly caused by a Remediation Event, as such amount is proposed by Pioneer or, upon request by OCC Tacoma, as determined by the Pioneer Accountant (subject to dispute resolution) in accordance with GAAP, by (a) multiplying (i) the difference between the Loss of Production of each Product and the In-Kind Product Replacement of such Product, expressed in tons, by (ii) the difference between the Average Price of such Product and the sum of the Average Production Cost and the Average Freight Cost for such Product, expressed in dollars per ton, and (b) adding the resulting amount for each Product subject to a Loss of Production.

       "Documented Product Deliveries" means (a) with respect to a Pre-Event Period, documented shipments by Pioneer to Third Party customers or to Affiliates of Pioneer during a Pre-Event Period of specific quantities of a Product produced at the Facility during such Pre-Event Period, or (b) with respect to a Remediation Event, quantities of a Product which would have been delivered by Pioneer to Third Parties or to Affiliates of





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Pioneer but which Product was not delivered by Pioneer due to a Loss of Production directly caused by such Remediation Event.

       "DRP" means the Dispute Resolution Panel established pursuant to Section
6.3 of this Agreement.

       "dry short ton" means two thousand (2,000) pounds of 50% liquid caustic soda, basis 76% Na(2)O.

       "Early Sunset Date" means the earliest date on which:    *  .

       "Employee Cost" means the costs of compensation, benefits or other direct or indirect costs of employees of a Party, its successors or permitted assigns, or any of their respective Affiliates. In calculating the Average Production Costs, Employee Cost means the foregoing, but only with respect to those Pioneer employees engaged in duties directly related to manufacturing, and excluding employees engaged in corporate management, administration, sales, marketing, transportation or other duties not directly related to manufacturing.

       "Environmental Claim" means a Remediation Claim asserted by a Governmental Authority or Third Party or a Penalty Claim asserted by a Governmental Authority or a Third Party.

       "Environmental Condition" means    *   .

       "Environmental Laws" means all applicable local, state, tribal, Canadian, and federal laws, statutes, rules, regulations, Indian treaties, and ordinances (as Canadian laws, statutes, rules, regulations or ordinances may be applicable to the Release or Remediation (if any) in Canada of Hazardous Materials (or the payment of Response Costs incurred for such Release or Remediation in Canada, or the Correction or payment of Penalties for violation of Environmental Laws occurring in Canada) arising from operations at the Site, and as tribal laws, statutes, rules, regulations or ordinances or Indian treaties may be applicable to the Release or Remediation (if any) on Indian lands of Hazardous Materials (or the payment of Response Costs incurred for such Release or Remediation on Indian lands, or the Correction or payment of Penalties for violation of Environmental Laws occurring on Indian lands) arising from operations at the Site) pertaining to (a) the protection of the environment, (b) the conservation of natural resources, (c) the protection





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of surface water and groundwater, or (d) the use, generation, transportation, treatment, storage, Release or Remediation of any Hazardous Material, including, without limitation, CERCLA, RCRA, the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251-1387, the Clean Air Act, 42 U.S.C. Sections 7401-7671q, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2692, the Hazardous Materials Transportation Act, 49 U.S.C. Sections 5101-5127, the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Oil Pollution Act of 1990, 33 U.S.C. Sections 2701-2761, the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001-11050, the Safe Drinking Water Act, 42 U.S.C. Sections 300f to 300j-26, the Washington Model Toxics Control Act, Chapter 70.105D RCW ("MTCA"), the Washington Hazardous Waste Management Act, Chapter 70.105 RCW, the Washington Water Pollution Control Act, Chapter 90.48 RCW, the Washington Clean Air Act, Chapter 70.94 RCW, the Shoreline Management Act of 1971, Chapter 90.58 RCW, and any implementing or successor law and any final rule or regulation, binding interpretation, injunction, order, decree, or permit issued thereunder, as the same may be amended from time to time; however, notwithstanding the foregoing, this term shall exclude all laws, statutes, rules, regulations or ordinances pertaining principally to safety and health of employees or other Representatives of any Person, or principally to land use planning, zoning, subdivision, development, demolition or construction, including, without limitation, the Tacoma City Code and any applicable building, plumbing, electrical and fire codes.

       "Environmental Matter" means any (a) Administrative Order, (b) Court Order, (c) Environmental Condition, (d) Environmental Violation, (e) Remediation Claim, (f) Penalty Claim, (g) Common Law Claim, (h) Release subject to regulation by any Governmental Authority or under any Environmental Law, (i) proceeding before any Court or Governmental Authority arising from, or related to, any Environmental Law, (j) Formal Agency Action, (k) Identified Environmental Violation, or (l) Post-Closing Environmental Violation.

       "Environmental Violation" means a violation of, or noncompliance with, any Environmental Law, or permit issued pursuant to such Environmental Law, applicable to any activities, operations, events or occurrences arising from operations at the Site.

       "EPA" means the United States Environmental Protection Agency.

       "Excluded Activity" means an activity by   *   .

       "Excluded Activity Aggregate Limit" means the maximum aggregate
liability of   *   .





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "Excluded Condition Common Law Claim" means any proceeding, suit or legal action instituted, or written demand or claim asserted, by a Third Party against OCC Tacoma or Pioneer, their respective successors or permitted
assigns, or their respective Affiliates, pursuant to   *  .

       "Excluded Environmental Condition" means any of the following Pre-Closing Environmental Conditions, regardless of the date on which, or whether, such Environmental Condition becomes subject to an Administrative Order or a Court Order:

              (a) Hazardous Materials present in surface water, groundwater, sediment, or soil in the Non-Hylebos Area;

              (b) Hazardous Materials Released by or on behalf of OCC Tacoma or its Affiliates at the Upland Waste Disposal Facilities; and

              (c)    Natural Resource Damages.

       "Expansion" or "Expand" means to expand after the Closing the surface area of the Site (by means other than dredging) which is covered by Improvements or to move or relocate any Improvements, or to replace such Improvements existing as of the Closing, in each case with different Improvements which do not have substantially the same footprint and foundation in the same location as the existing Improvements.

       "Facility" means the chlor-alkali manufacturing facility located on the Site.

       "Force Majeure" means (i) any circumstance beyond the reasonable control of the affected Party, including: acts of God or the public enemy, fire, accident, landslide, flood, explosion, war, earthquake, drought, perils of the sea, sabotage, embargo, hurricanes, tornadoes, riots, confiscation, seizure, or closure of the Facility or the Site, by Governmental Authorities, inability to obtain, or shortage of, fuel, utilities, supplies, equipment, transportation or materials, or accident to, malfunction or breakage of Improvements, and (ii) any labor trouble, strike, walkout, lockout, or injunction (whether or not such labor event is within the reasonable control of the affected Party).

       "Formal Agency Action" means any formal administrative action taken in writing or formal administrative enforcement proceeding instituted in writing, or written notice, complaint, order or directive issued by a Governmental Authority (including, without





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

limitation, any notice of violation, notice of deficiency, demand, administrative complaint, administrative subpoena, assessment of Response Costs or Penalties or proposed order).

       "Governmental Authority" means any applicable federal, state, county, city, town, municipality, tribal, local, Canadian government or other political subdivision thereof and any department, commission, board, bureau, instrumentality, agency, council or other governmental entity which exercises executive, legislative, regulatory or administrative authority over the Site, the Port Property and Roadways, the PRI Property, the Upland Waste Disposal Facilities, the Hylebos Area or the Non-Hylebos Area, or the operations thereon, as applicable, pursuant to Environmental Laws (as a Canadian government entity may be applicable to the Release or Remediation (if any) in Canada of Hazardous Materials (or the payment of Response Costs incurred for such Release or Remediation in Canada, or the Correction or payment of Penalties for violation of Environmental Laws occurring in Canada) arising from operations at the Site, and as a tribal government entity may be applicable to the Release or Remediation (if any) on Indian lands of Hazardous Materials (or the payment of Response Costs incurred for such Release or Remediation on Indian lands, or the Correction or payment of Penalties for violation of Environmental Laws occurring on Indian lands) arising from operations at the
Site).

       "Hazardous Material" means any "hazardous substance" or "hazardous waste" as defined, identified or listed as of the Closing in any Environmental Laws in effect as of the Closing, and includes, solely for purposes of this Agreement, any radioactive substance, pesticide, petroleum product, crude oil or any fraction thereof, and asbestos in friable form (other than asbestos in the chlor-alkali cells).

        "Hylebos AOC" means the Administrative Order on Consent for Pre-Remedial Design Study, dated November 29, 1993, among the EPA, OxyChem and five other designated PRPs to perform certain Remediation in the Hylebos Waterway of the CB/NT Site, as modified or amended.

       "Hylebos Area" means the Hylebos Waterway and that portion of the CB/NT Site which includes (a) the geographic area addressed by the Hylebos AOC (including the Head of the Hylebos Waterway and the Mouth of the Hylebos Waterway areas), (b) any area where Remediation is subsequently conducted as a consequence of the pre-remedial design work performed under the Hylebos AOC, and (c) any area of the CB/NT Site or Commencement Bay where Hazardous Materials from the Hylebos Waterway have been deposited or otherwise have or will come to be located as a result of transport caused by tidal action, flow of water, erosion, leaching or other natural migration.





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "Hylebos Area Common Law Claim" means a   *  .

       "Hylebos Waterway" means the waterway adjacent to the Site.

       "Identified Common Law Claim" means any proceeding, suit or legal action instituted, or written demand or claim asserted, by a Third Party against OCC Tacoma or Pioneer, their respective successors or permitted assigns, or their
respective Affiliates, pursuant to   *  .

       "Identified Environmental Condition" means any Pre-Closing Environmental
Condition, excluding any Specified Environmental Condition, which is   *  .

       "Identified Environmental Violation" means   *  .

       "Improper Treatment System Operation" means   *  .

       "Improvement" means any machinery, equipment, building, structure or improvement located at or in the vicinity of the Site and used either by Pioneer in the operation of the Facility or other operations of Pioneer on the Site or by OCC Tacoma or its Affiliates or Representatives in connection with Remediation or Correction or an Excluded Activity.

       "Indemnified Group" means all Indemnified Persons seeking indemnification for an individual Indemnity Claim against one Party or the other Party.

       "Indemnified Person" means the Person seeking defense or indemnification under this Agreement, and is either an OCC Tacoma Indemnified Person or a Pioneer Indemnified Person, as applicable.

       "Indemnifying Party" means the Party from whom defense or indemnification is sought under this Agreement, and is either OCC Tacoma or Pioneer, or their respective successors or permitted assigns, as applicable.

       "Indemnity Claim" means a claim by one Party to the other Party seeking defense or indemnification pursuant to Article III and IV hereof.

       "Indemnity Notice" means a written notice by one Party to the other Party of an Indemnity Claim.





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "Information" means information any of any kind concerning (a) the past and present assets, business, operations, liabilities or property of OCC Tacoma or its Affiliates, other than the Assets or the Facility, (b) the transactions contemplated by this Agreement, or (c) any Environmental Conditions, Environmental Violations, Environmental Claims or Common Law Claims, in each case obtained from any other Party or any of its Affiliates or Representatives.

       "In-Kind Consideration" means the amount expressed in dollars on a Product-specific basis as proposed by Pioneer or, upon request by OCC Tacoma, as estimated in advance and subsequently confirmed by the Pioneer Accountant (subject to dispute resolution) in accordance with GAAP for OCC Tacoma providing any In-Kind Replacement for a Loss of Production, to be (a) the In-Kind Product Replacement of a Product subject to a Loss of Production multiplied by (b) the sum of (i) the Average Production Cost of such Product and (ii) the actual freight cost per ton (reduced by applicable discounts or rebates) that would have been incurred by Pioneer in Delivering Product to specific Third Party customers or Affiliates of Pioneer receiving In-Kind Product Replacement, as determined, if available, by the Average Freight Cost to such specific customers or Affiliates during the Pre-Event Period, using the books and records of Pioneer and other information requested by the Pioneer Accountant from Pioneer.

       "In-Kind Product Replacement" means the number of tons of a Product Delivered or to be Delivered by OCC Tacoma or its Affiliates, in accordance with this Agreement, in partial or total replacement of a Loss of Production resulting from a Remediation Event, as reasonably directed by Pioneer to Third Party customers or to Affiliates of Pioneer serviced from the Facility pursuant to Documented Product Deliveries prior to such Remediation Event, and which may be provided by OCC Tacoma in lieu of Documented Lost Profits.

       "Knowledge of OCC Tacoma" means the knowledge of the officers and key employees of OCC Tacoma or its Affiliates identified on Schedule 2 attached hereto.

       "Loss of Production" means the documented reduction, whether partial or total, on a Product-specific basis, in the number of tons of a Product produced by the Facility for Delivery pursuant to Documented Product Deliveries to Third Party customers or to Affiliates of Pioneer, which reduction is directly caused by a Remediation Event, as such number of tons is proposed by Pioneer or, upon request by OCC Tacoma, determined by the Pioneer Accountant (subject to dispute resolution) and measured by the extent to which (a) actual daily production of such Product by the





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Facility for Delivery during the Remediation Event in tons is less than the average daily production of such Product by the Facility for Delivery during the twelve (12) calendar months next preceding the calendar month in which the Remediation Event occurs; provided, however, that such reduction of the number of tons of Product produced shall not include any such reduction caused by or resulting from actions or events, voluntary or involuntary, taken by or happening to Pioneer, whether before or after the Remediation Event, including Repair or Expansion and Improper Treatment System Operation, but excluding any Excluded Activities and Treatment System Operation (other than Improper Treatment System Operation).

       "Material Adverse Effect" means, with respect to any Person, asset or operation, any set of circumstances or events which in the aggregate would constitute, or cause a material adverse effect on such asset or operation and in the case of any Person, its condition, financial or otherwise, or on the ability of such Person to perform its obligations under the transactions contemplated pursuant to this Agreement.

       "Material Compliance" means compliance in all material respects with an applicable Order (or, with respect to a matter subject to indemnification pursuant to Article III for which no Order is issued, with a Formal Agency Action) as determined by the applicable Governmental Authority with jurisdiction over such Order (or, as applicable to indemnification as noted in the preceding parenthetical, a Formal Agency Action) and including compliance with the least stringent standards of any permit or Environmental Law
applicable thereto, subject to   *  .

       "Maximum Sunset Date" means the following:

              (a)    The thirtieth (30th) Anniversary for   *  ;

              (b)    The twenty-fourth (24th) Anniversary for   *  ;

              (c)    The twenty-fourth (24th) Anniversary for   *  .

       "Natural Resource Damages" means   *  .

       "Neutral Accountant" means a qualified accounting firm selected by the Pioneer Accountant and the OCC Tacoma Accountant pursuant to Subsection 6.3(e) of this Agreement.

       "Non-Hylebos Area" means that portion of the CB/NT Site and of Commencement Bay excluding the Hylebos Area. This term includes the Ruston Shoreline Study Area, the City Waterway, the Wheeler-Osgood Waterway, the Middle Waterway, the St. Paul





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Waterway, the Sitcum Waterway, the Blair Waterway and any portion of the Nearshore or Tideflats areas not impacted by tidal action, flow of water, erosion, leaching or other natural migration from the Hylebos Waterway.

       "OCC Tacoma" means OCC Tacoma, Inc., a Delaware corporation, its successors and permitted assigns.

       "OCC Tacoma Accountant" means Arthur Andersen, LLP, or such other nationally recognized accounting firm as shall be selected by OCC Tacoma.

       "OCC Tacoma Indemnified Persons" means OCC Tacoma and its Affiliates, successors and permitted assigns, and their respective Representatives.

       "Order" means an Administrative Order or a Court Order.

       "Order Notice" means written notice by one Party to the other Party of receipt of a written Order or Formal Agency Action.

       "OxyChem" means Occidental Chemical Corporation, a New York corporation.

       "Party" means Pioneer or OCC Tacoma, as applicable, and "Parties" means Pioneer and OCC Tacoma.

       "PCI" means Pioneer Companies, Inc., a Delaware corporation.

       "Penalty" or "Penalties" means administrative, civil or criminal fines or penalties, including stipulated penalties but excluding punitive or exemplary damages, imposed by a Governmental Authority or a Court pursuant to Environmental Laws.

       "Penalty Claim" means a Formal Agency Action, a proceeding, suit or legal action instituted in Court by a Governmental Authority or Third Party, or a written demand or claim asserted by a Governmental Authority or Third Party, in each case after the Closing against OCC Tacoma or Pioneer, their respective successors or permitted assigns, or their respective Affiliates, pursuant to Environmental Laws, regarding the Correction of a violation of Environmental Laws, or to recover Penalties for such violation.

       "Permits" means the authorizations, consents, approvals, registrations, permits or certifications, in effect immediately prior to the date of this Agreement, and which impose any present or future obligations, issued pursuant to Environmental Laws by a





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Governmental Authority with respect to the operation of the Site and the Assets, as such Permits are identified on Schedule 3 attached hereto.

       "Person" means any natural person, corporation, limited liability company, partnership, group, joint venture, trust, PRP Group, association or other business enterprise or organization or any Governmental Authority or any other entity.

       "Physical Change Aggregate Limit" means   *  .

       "Pioneer" means Pioneer Chlor Alkali Company, Inc., a Delaware corporation, its successors or assigns, in each case as approved and permitted under Sections 7.9 and 7.10.

       "Pioneer Accountant" means Deloitte & Touche, LLP, or such other nationally recognized accounting firm as shall be selected by Pioneer.

       "Pioneer Indemnified Persons" means Pioneer and its Affiliates, successors and permitted assigns, and their respective Representatives.

       "Port Property and Roadways" means real property owned as of the date hereof by the Port of Tacoma and roadways of the City of Tacoma and/or Pierce County (including Alexander Avenue), all located to the plant north and plant west of the Site.

       "Post-Closing Environmental Condition" means an Environmental Condition caused by a Release which occurs after the Closing.

       "Post-Closing Environmental Violation" means any violation occurring after the Closing, whether or not such violation also existed prior to or as of the Closing of (a) any Environmental Law or (b) any permit or Order issued thereunder, in either case, arising from or related to the operation of the Site, which violation is the subject of a Formal Agency Action or Order.

       "Pre-Closing Environmental Condition" means an Environmental Condition caused by a Release which occurred prior to the Closing.

       "Pre-Event Period" means the twelve (12) months next preceding the calendar month in which a Remediation Event occurs which directly causes a Loss of Production.





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "PRI Property" means that certain real property located adjacent to the southern boundary of the Site owned as of the date hereof by PRI Northwest, Inc., as described in Exhibit 7 attached hereto.

       "Products" means liquid chlorine, muriatic acid and calcium chloride in units of short tons, caustic soda ("NaOH") in units of dry short tons produced by Pioneer following the Closing and during the Pre-Event Period for delivery to Third Party customers or shipment to Affiliates of Pioneer.

       "Project Manager" means a Representative of a Party designated by that Party for consultation pursuant to Article V of this Agreement.

       "PRPs" means potentially responsible parties identified as having potential liability or responsibility with respect to an Environmental Condition.

       "PRP Group" means a group of Persons that performs Remediation of Environmental Conditions and/or pays to a Governmental Authority or a Third Party the Response Costs therefor, in each case pursuant to Environmental Laws.

       "RCRA" means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901-6992k.

       "RCRA Permit" means Permit No. WAD009242314, effective as of November 16, 1988, issued pursuant to RCRA by Region 10 of the EPA and the Washington State Department of Ecology, as modified and amended.

       "Related Agreement" means:

              (a)    the Asset Purchase Agreement

              (b)    the Assignment and Assumption Agreement (Richmond),

              (c)    the Assignment and Assumption Agreement (Wilmington),

              (d)    the Bargain and Sale Deed,

              (e)    the Chlorine and Caustic Soda Sales Agreement,





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

              (f)    the Chlorine Purchase Agreement,

              (g)    the Conveyance Instrument,

              (h)    the Environmental Easement,

              (i)    the Interim Services Agreement,

              (j)    the OCC Guaranty,

              (k)    the Richmond Product Exchange and Terminal Services
Agreement,

              (l)    the Wilmington Product Exchange and Terminal Services
Agreement,

              (m) any other document required to effect the Conveyance and executed and delivered at the Closing, and

              (n)    the Purchaser Guaranty.

       "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, leaching, dumping, or disposing of Hazardous Materials or other substances or materials into the atmosphere (excluding indoor air), onto or into the soil or sediment, or into groundwater or surface water, excluding migration.

       "Remediation," "Remediate," "Remediated" or "Remediating" means   *  .

       "Remediation Areas" means  *  .

       "Remediation Claim" means a Formal Agency Action, a proceeding, suit or legal action instituted in Court by a Governmental Authority or Third Party, or a written demand or claim asserted by a Governmental Authority or Third Party, in each case after the Closing against OCC Tacoma or Pioneer, their respective successors or permitted assigns, or their respective Affiliates, pursuant to Environmental Laws, regarding the





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Remediation of Hazardous Materials, the recovery of Response Costs incurred by a Governmental Authority or Third Party, or the payment or mitigation of Natural Resource Damages.

       "Remediation Damages" means   *  .

       "Remediation Event" means any Remediation activity conducted by OCC Tacoma, its successors, assigns or Representatives at the Site or in the Hylebos Area, the PRI Property or the Port Property and Roadways at any time or
from time to time which   *  .

       "Repair" means repair and maintenance activities, excluding dredging, necessary to the continued operation of the Assets and the replacement of Improvements at their existing locations and which have substantially the same footprint and foundation, each as conducted in the ordinary course of the operation of the Facility.

       "Representative" means any director, officer, employee, agent, accountant, legal counsel, contractor or other representative of a Person acting on such Person's behalf (whether or not the actions exceed the scope of representation), excluding a PRP Group; provided, however, that one Party or its Affiliates shall not be considered or deemed to be a Representative of the other Party or its Affiliates.

       "Response Costs" means   *  .

       "Scheduled Remediation Event" means a Remediation Event for which prior notice is given by OCC Tacoma to Pioneer.

       "short ton" means two thousand (2,000) pounds.

       "Site" means that certain real property as described on Exhibit 8 attached hereto which shall be deemed to include any dock or docks located on or appurtenant to such real property.

       "Specified Condition Common Law Claim" means any proceeding, suit or legal action instituted, or written claim or demand asserted, by a Third Party
*  .

       "Specified Environmental Condition" means one of the Pre-Closing Environmental Conditions described below:

                *  .





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "Subsidiary" means, with respect to any Person, any corporation, association, partnership or other business entity, a majority (by number of votes) of the Voting Securities of which is at the time owned by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

       "Third Party" means any Person, including a PRP Group or any of its members, that is not (a) a Party; (b) a successor to or permitted assign of a Party; (c) an Affiliate of any of (a) or (b); (d) a Representative of any of
(a), (b) or (c); or (e) a Governmental Authority.

       "tons" means short tons with respect to chlorine, muriatic acid and calcium chloride, and dry short tons with respect to caustic soda.

       "Treatment System" means the groundwater treatment facility used to Remediate the Specified Environmental Condition described in paragraph (a) of the definition of Specified Environmental Condition, including, without limitation, the groundwater monitoring, injection and extraction wells, steam distillation treatment system, carbon treatment system, solids handling system, control room, sampling devices and equipment and associated support buildings, structures, equipment and piping.

       "Treatment System Operation" means the operation of the Treatment
System.

       "Underlying Claim" means a Remediation Claim, Penalty Claim, Common Law Claim, Formal Agency Action, Administrative Order or Court Order, as applicable.

       "Unscheduled Remediation Event" means a Remediation Event for which prior notice is not given by OCC Tacoma to Pioneer.

       "Upgrade" means any increase in production capacity or other upgrade of the operational capability of the Facility as compared to such capacity or capability immediately prior to a Remediation Event, as a direct result of the repair, moving, relocation or functional replacement of any Improvement required by such Remediation Event.

       "Upland Waste Disposal Facilities" means   *  .





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       "VOCs" means the following volatile organic compounds: methylene chloride, 1,2 trans-dichloroethylene, trichloroethylene, 1,1,2,2 tetrachloroethane, tetrachloroethylene, carbon tetrachloride, 1,1 dichloroethylene, chloroform, 1,1,2 trichloroethane and vinyl chloride.

       "Voting Securities" means stock or other equity or voting interests of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership or other business entity in question, other than stock or other equity or voting interests having the right to vote solely by reason of the happening of a contingency.

         *

         *





*CONFIDENTIAL   PORTIONS  HAVE  BEEN  OMITTED  AND  FILED  SEPARATELY  WITH
THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.